Exhibit 99.9(b)

                                                                EXECUTION COPY



==============================================================================







                      THIRD AMENDED AND RESTATED MORTGAGE
                              LOAN FLOW PURCHASE,
                          SALE & SERVICING AGREEMENT




                          dated as of January 1, 2006




                                    between




                     MORGAN STANLEY MORTGAGE CAPITAL INC.,




                                   Purchaser




                                      and




                           PHH MORTGAGE CORPORATION
                              (formerly known as
                        CENDANT MORTGAGE CORPORATION),




                                      and




                   BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST
                              (formerly known as
                     CENDANT RESIDENTIAL MORTGAGE TRUST),
                                    Sellers








==============================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----



                                   ARTICLE I

                                  DEFINITIONS

Section 1.01     Defined Terms................................................1


                                  ARTICLE II

  SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS
               AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01     Sale and Conveyance of Mortgage Loans.......................20
Section 2.02     Possession of Mortgage Files................................21
Section 2.03     Books and Records...........................................22
Section 2.04     Defective Documents; Delivery of Mortgage Loan
                  Documents..................................................22
Section 2.05     Transfer of Mortgage Loans..................................24


                                  ARTICLE III

    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER; REPURCHASE AND
                    SUBSTITUTION; REVIEW OF MORTGAGE LOANS

Section 3.01     Representations and Warranties of each Seller...............25
Section 3.02     Representations and Warranties of the Servicer..............28
Section 3.03     Representations and Warranties as to Individual
                  Mortgage Loans.............................................29
Section 3.04     Repurchase and Substitution.................................45
Section 3.05     Removal of Mortgage Loans from Inclusion Under this
                  Agreement Upon an Agency Transfer, Whole-Loan
                  Transfer or a Securitization Transaction on One or
                  More Reconstitution Dates..................................47
Section 3.06     Review of Mortgage Loans....................................50


                                  ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF THE
                 PURCHASER AND CONDITIONS PRECEDENT TO FUNDING

Section 4.01     Representations and Warranties..............................51
Section 4.02     Conditions Precedent to Closing.............................53

                                   ARTICLE V

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.01     PHH Mortgage to Act as Servicer; Servicing Standards;
                  Additional Documents; Consent of the Purchaser.............55
Section 5.02     Collection of Mortgage Loan Payments........................57
Section 5.03     Notice of Specially Serviced Mortgage Loans and
                  Foreclosure Sale...........................................57
Section 5.04     Establishment of Collection Account; Deposits in
                  Collection Account.........................................58
Section 5.05     Permitted Withdrawals from the Collection Account...........59
Section 5.06     Establishment of Escrow Accounts; Deposits in Escrow........60
Section 5.07     Permitted Withdrawals From Escrow Accounts..................60
Section 5.08     Payment of Taxes, Insurance and Other Charges;
                  Maintenance of Primary Insurance Policies;
                  Collections Thereunder.....................................61
Section 5.09     Transfer of Accounts........................................62
Section 5.10     Maintenance of Hazard Insurance.............................62
Section 5.11     Maintenance of Mortgage Impairment Insurance Policy.........64
Section 5.12     Fidelity Bond; Errors and Omissions Insurance...............64
Section 5.13     Management of REO Properties................................65
Section 5.14     Sale of Specially Serviced Mortgage Loans and REO
                  Properties.................................................66
Section 5.15     Realization Upon Specially Serviced Mortgage Loans and
                  REO Properties.............................................67
Section 5.16     Investment of Funds in the Collection Account...............69
Section 5.17     MERS........................................................70
Section 5.18     Pledged Asset Mortgage Loans................................70
Section 5.19     Inspections.................................................74
Section 5.20     Transfer of Servicing.......................................74
Section 5.21     Fair Credit Reporting Act...................................76


                                  ARTICLE VI

                        REPORTS; REMITTANCES; ADVANCES

Section 6.01     Remittances.................................................76
Section 6.02     Reporting...................................................77
Section 6.03     Monthly Advances by the Servicer............................77
Section 6.04     Non-recoverable Advances....................................78
Section 6.05     Itemization of Servicing Advances...........................78
Section 6.06     Officers' Certificate.......................................78
Section 6.07     Compliance with REMIC Provisions............................78


                                  ARTICLE VII

                         GENERAL SERVICING PROCEDURES

Section 7.01     Enforcement of Due-on-Sale Clauses, Assumption
                  Agreements.................................................79

Section 7.02     Satisfaction of Mortgages and Release of Mortgage Files.....80
Section 7.03     Servicing Compensation......................................80
Section 7.04     Annual Statement as to Compliance...........................81
Section 7.05     Annual Independent Certified Public Accountants'
                  Servicing Report or Attestation............................81
Section 7.06     Purchaser's Right to Examine Servicer Records...............81


                                 ARTICLE VIII

                    REPORTS TO BE PREPARED BY THE SERVICER

Section 8.01     The Servicer's Reporting Requirements.......................82
Section 8.02     Financial Statements........................................82


                                  ARTICLE IX

                                  THE SELLERS

Section 9.01     Indemnification; Third Party Claims.........................82
Section 9.02     Merger or Consolidation of the Seller.......................83
Section 9.03     Limitation on Liability of the Sellers and Others...........84
Section 9.04     Servicer Not to Resign......................................84


                                   ARTICLE X

                                    DEFAULT

Section 10.01    Events of Default...........................................85


                                  ARTICLE XI

                                  TERMINATION

Section 11.01    Term and Termination........................................87
Section 11.02    Survival....................................................87


                                  ARTICLE XII

                              GENERAL PROVISIONS

Section 12.01    Successor to the Servicer...................................88
Section 12.02    Governing Law; Jurisdiction; Consent to Service of
                  Process....................................................88
Section 12.03    Notices.....................................................89
Section 12.04    Severability of Provisions..................................90
Section 12.05    Schedules and Exhibits......................................90
Section 12.06    General Interpretive Principles.............................90

Section 12.07    Waivers and Amendments, Noncontractual Remedies;
                  Preservation of Remedies...................................91
Section 12.08    Captions....................................................91
Section 12.09    Counterparts; Effectiveness.................................91
Section 12.10    Entire Agreement; Amendment.................................91
Section 12.11    Further Assurances..........................................91
Section 12.12    Intention of the Seller.....................................92
Section 12.13    Waiver of Trial by Jury.....................................92


                                 ARTICLE XIII
                         COMPLIANCE WITH REGULATION AB

Section 13.01    Intent of the Parties; Reasonableness.......................92
Section 13.02    Additional Representations and Warranties of the
                  Sellers and the Servicer...................................93
Section 13.03    Information to Be Provided by each Seller or the
                  Servicer...................................................93
Section 13.04    Servicer Compliance Statement...............................98
Section 13.05    Report on Assessment of Compliance and Attestation..........98
Section 13.06    Use of Subservicers and Subcontractors......................99
Section 13.07    Indemnification; Remedies..................................101

                                   Schedules
                                   ---------

A.    Mortgage Loan Schedule
B.    Contents of Mortgage File
      B-1   Collateral File
      B-2   Credit Documents
C.    PHH Guide

                                   Exhibits
                                   --------

Exhibit 2.05         Form of Assignment, Assumption and Recognition Agreement
Exhibit 5.01         Workout Compensation
Exhibit 5.03(a)      Report P4DL ? Notice for Specially Serviced Mortgage
                     Loans
Exhibit 5.03(b)      Form of Notice of Foreclosure
Exhibit 5.04-1       Form of Collection Account Certification
Exhibit 5.04-2       Form of Collection Account Letter Agreement
Exhibit 5.06-1       Form of Escrow Account Certification
Exhibit 5.06-2       Form of Escrow Account Letter Agreement
Exhibit 6.02(a)      Report P-139 - Monthly Statement of Mortgage Accounts
Exhibit 6.02(b)      Report S-50Y - Private Pool Detail Report
Exhibit 6.02(c)      Report S-213 - Summary of Curtailments Made Remittance
                     Report
Exhibit 6.02(d)      Report S-214 - Summary of Paid in Full Remittance Report
Exhibit 6.02(e)      Report S-215 - Consolidation of Remittance Report
Exhibit 6.02(f)      Report T-62C - Monthly Accounting Report
Exhibit 6.02(g)      Report T-62E - Liquidation Report
Exhibit 8.01         Report P-195 - Delinquency Report
Exhibit 9            Form of Officer's Certificate
Exhibit 10           Form of Warranty Bill of Sale
Exhibit 11           Form of Sarbanes-Oxley Certification
Exhibit 12           Process Guidelines
Exhibit 13           Form of Indemnification and Contribution Agreement
Exhibit 14           Servicing Criteria to be Addressed in Assessment of
                     Compliance

                 THIRD AMENDED AND RESTATED MORTGAGE LOAN FLOW
                     PURCHASE, SALE & SERVICING AGREEMENT

            This Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, among Morgan Stanley Mortgage Capital Inc., (the "Purchaser"), PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) ("PHH Mortgage") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the "Trust," together with Cendant Mortgage, the "Sellers" and individually, each a "Seller").

                             PRELIMINARY STATEMENT


            WHEREAS, the Purchaser and the Sellers are parties to that certain Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of September 1, 2005 (the "Original Purchase Agreement"), pursuant to which the Sellers may sell, from time to time, to the Purchaser, and the Purchaser may purchase, from time to time, from the Sellers, certain adjustable and fixed rate residential first lien mortgage loans (the "Mortgage Loans") on a servicing retained basis as described therein, and which shall be delivered in pools of whole loans on various dates as provided therein (each, a "Closing Date");


            WHEREAS, at the present time, the Purchaser and the Sellers desire to amend the Original Purchase Agreement to make certain modifications as set forth herein;


            NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Sellers agree as follows


            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Purchaser and the Sellers agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this
Article:

            "Acceptance of Assignment and Assumption of Lease Agreement": The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

            "Accepted Servicing Practices": With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

            "Adjustable Rate Mortgage Loan": A Mortgage Loan purchased pursuant to this Agreement, the Note Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

            "Affiliate": When used with reference to a specified Person, any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified person is directly or indirectly the owner of 10% or more of any class of equity securities.

            "Agency Transfer": The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its "Cash Purchase Program" or its "MBS Swap Program" (Special Servicing Option) or to Freddie Mac under its "Freddie Mac Cash Program" or "Gold PC Program", retaining the Servicer as "servicer thereunder."

            "Agreement": This Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement between the Purchaser and the Sellers.

            "ALTA":  The American Land Title Association.

            "Appraised Value": With respect to any Mortgaged Property, the lesser of: (i) the value thereof as determined by an appraisal or a PHH Mortgage approved AVM (as defined in the PHH Guide) made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac; or
(ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided that, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property shall be based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

            "ARM Loan": An "adjustable rate" Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Mortgage Note.

            "Assignment": An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan to the Purchaser or, in the case of a MERS Mortgage Loan, an electronic transmission to MERS, identifying a transfer of ownership of the related Mortgage to the Purchaser or its designee.

            "Assignment of Proprietary Lease": With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

            "Assignment of Recognition Agreement": With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

            "AVM": Automated Value Model. Electronic system to calculate the property value from a provider that has been approved by the Seller.

            "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101-1330), as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.

            "BPO":  A broker's price opinion with respect to a Mortgaged
Property.

            "Business Day":  Any day other than (i) a Saturday or Sunday, or
(ii) a day on which the Federal Reserve is closed.

            "PHH Guide": Shall have the meaning set forth in paragraph 3 of the Preliminary Statement to this Agreement.

            "Closing Date": The date or dates on which the Purchaser from time to time shall purchase, and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

            "Code": The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

            "Collection Account": The separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled "PHH Mortgage Corporation, as servicer and custodian for the Purchaser of Mortgage Loans under the Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006."

            "Commission":  The United States Securities and Exchange
Commission.

            "Condemnation Proceeds": All awards or settlements in respect of a taking of an entire Mortgaged Property or a part thereof by exercise of the power of eminent domain or condemnation.

            "Consent": A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

            "Control Agreement": With respect to each Pledged Asset Mortgage Loan, the Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, and the related Pledged Asset Servicer, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

            "Convertible Mortgage Loan": Any ARM Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Note Rate on such Mortgage Loan to a fixed note rate.

            "Cooperative Corporation": With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

            "Cooperative Lease": With respect to a Cooperative Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

            "Cooperative Lien Search": A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Project into the Cooperative Corporation.

            "Cooperative Loan": A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

            "Cooperative Project": With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

            "Cooperative Shares": With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificates.

            "Cooperative Unit": With respect to any Cooperative Loan, a specific unit in a Cooperative Project.

            "Covered Loan": A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

            "Credit Documents": Those documents, comprising part of the Mortgage File, required of the Mortgagor, as described in Section 2 (Specific Loan Program Guidelines) of the PHH Guide. The Credit Documents are specified on Schedule B-2 hereto.

            "Custodial Agreement": With respect to each Mortgage Loan purchase hereunder, the applicable Custodial Agreement, among the Purchaser, the Servicer and the Custodian.

            "Custodian": With respect to each Mortgage Loan purchase, the Custodian named in the applicable Custodial Agreement, or its successor in interest or assigns or any successor to the Custodian under such Custodial Agreement as provided therein.

            "Cut-off Date" : The first day of the month in which the respective Funding Date occurs.

            Deemed Material and Adverse Representation: Each representation and warranty identified as such in Section 3.03 of this Agreement.

            "Defect":  Shall have the meaning set forth in Section 2.04.

            "Defective Mortgage Loan":  Shall have the meaning set forth  in
Section 3.04.

            "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

            "Delinquent Mortgage Loan": Shall have the meaning set forth in
Section 11.01.

            "Depositor": The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            "Determination Date": The 15th day of each calendar month, commencing on the 15th day of the month following the Funding Date, or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

            "Due Date": With respect to any Mortgage Loan, the day of the month on which each Monthly Payment is due thereon, exclusive of any days of grace.

            "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

            "Eligible Account": One or more accounts (i) that are maintained with a depository institution the long-term unsecured debt obligations of which have been rated by each Rating Agency in one of its two highest rating categories at the time of any deposit therein, (ii) that are trust accounts with any depository institution held by the depository institution in its capacity as a corporate trustee, the deposits in which are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Purchaser has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained. In addition, solely with respect to Mortgage Loans which are not part of a Securitization Transaction, "Eligible Account" shall include any accounts that meet the standards established from time to time by Fannie Mae or Freddie Mac, as applicable, for eligible custodial depositories. In the event that the Mortgage Loans are subject to a Securitization Transaction, the Servicer agrees that the definition of Eligible Account shall satisfy the rating requirements established by each Rating Agency which rates any of the securities issued as part of such Securitization Transaction.

            "Environmental Assessment": A "Phase I" environmental assessment of a Mortgaged Property prepared by an Independent Person who regularly conducts environmental assessments and who has any necessary license(s) required by applicable law and has at least five years experience conducting environmental assessments.

            "Environmental Conditions Precedent to Foreclosure": Shall have the meaning set forth in Section 5.15.

            "Environmental Laws": All federal, state, and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

            "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 5.06 which shall be entitled "PHH Mortgage Corporation, as servicer for the Purchaser under the Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, and various mortgagors."

            "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

            "Estoppel Letter": A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

            "Event of Default": Any one of the conditions or circumstances enumerated in Section 10.01.

            "Exchange Act": The Securities Exchange Act of 1934, as amended.

            "Fannie Mae": The Federal National Mortgage Association or any successor organization.

            "Fannie Mae Guide": The Fannie Mae Selling Guide and the Servicing Guide, collectively, in effect on and after the Funding Date.

            "FDIC": The Federal Deposit Insurance Corporation or any successor organization.

            "Fidelity Bond": A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

            "Financing Statement": A financing statement in the form of a UCC-1 filed pursuant to the relevant state Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

            "Financing Statement Change": A financing statement in the form of a UCC-3 filed to continue, terminate, release, assign or amend an existing Financing Statement.

            "Foreclosure Profits": As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and proceeds from any REO Disposition (net of all amounts reimbursable therefrom pursuant to Section 5.13, Section 5.14 and
Section 5.15) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related prepayment period over the sum of the Unpaid Principal Balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 5.13, Section 5.14 and Section 5.15) plus accrued and unpaid interest at the Mortgage Rate on such Unpaid Principal Balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

            "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor organization.

            "Freddie Mac Servicing Guide": The Freddie Mac/ Freddie Mac Sellers' and Servicers' Guide in effect on and after the Funding Date.

            "Funding Date": Each date (up to four per month) that Purchaser purchases Mortgage Loans from the Sellers hereunder.

            "Gross Margin": With respect to each ARM Loan, the fixed percentage added to the Index on each Rate Adjustment Date, as specified in each related Mortgage Note and listed in the Mortgage Loan Schedule.

            "High Cost Loan": A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term was defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

            "HUD": The United States Department of Housing and Urban Development, or any successor thereto.

            "Indemnified Party": Each of the Purchaser and any Successor Servicer and each of their present and former directors, officers, agents, employees, Affiliates and assignees and each Person, if any, that controls the Purchaser or Successor Servicer or such Affiliate within the meaning of either the Securities Act or the Exchange Act.

            "Independent": With respect to any specified Person, such Person who: (i) does not have any direct financial interest or any material indirect financial interest in the applicable Mortgagor, the Sellers, the Purchaser, or their Affiliates; and (b) is not connected with the applicable Mortgagor, the Sellers, the Purchaser, or their respective Affiliates as an officer, employee, promoter, underwriter, trustee, member, partner, shareholder, director, or Person performing similar functions.

            "Index": With respect to each ARM Loan, the applicable rate index set forth on the related Mortgage Note.

            "Insolvency Proceeding": With respect to any Person: (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up, or relief of debtors; or
(ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person's creditors; in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

            "Insurance Proceeds": Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy insuring a Mortgage Loan or the related Mortgaged Property.

            "Legal Documents": Those documents, comprising part of the Mortgage File, set forth in Schedule B-1 of this Agreement.

            "Lender-Paid Mortgage Insurance Rate": With respect to any Mortgage Loan, the Lender-Paid Mortgage Insurance Rate for any "lender-paid" Primary Insurance Policy shall be a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule.

            "Lifetime Rate Cap": The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Note Rate thereunder. The Note Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Note Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the related Mortgage Loan Schedule.

            "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property in accordance with the provisions hereof.

            "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the lesser of the Appraised Value of the related Mortgaged Property or the purchase price. The Loan-to-Value Ratio of any Pledged Asset Mortgage Loan shall be calculated by reducing the principal balance of such Pledged Asset Mortgage Loan by the amount of the Original Pledged Asset Requirement with respect to such Mortgage Loan. This is referred to in the PHH Guide as the effective loan-to- value.

            "Losses": Shall have the meaning set forth in Section 9.01.

            "MAI Appraiser": With respect to any real property, a member of the American Institute of Real Estate Appraisers with a minimum of 5 years of experience appraising real property of a type similar to the real property being appraised and located in the same geographical area as the real property being appraised.

            "Maximum Rate": With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the maximum Note Rate thereunder. The Maximum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

            "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

            "MERS Eligible Mortgage Loan": Any Mortgage Loan that under applicable law and investor requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

            "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage, or an Assignment, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

            "Minimum Rate": With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the minimum Note Rate thereunder. The Minimum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

            "Monthly Advance": The aggregate amount of the advances made by the Servicer on any Remittance Date pursuant to and as more fully described in
Section 6.03.

            "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note on each Due Date.

            "Monthly Period": Initially, the period from the Funding Date through to and including the first Record Date during the term hereof, and, thereafter, the period commencing on the day after each Record Date during the term hereof and ending on the next succeeding Record Date during the term hereof (or, if earlier, the date on which this Agreement terminates).

            "Mortgage": The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, an unsubordinated estate in fee simple in real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note.

            "Mortgage File": With respect to a particular Mortgage Loan, those origination and servicing documents, escrow documents, and other documents as are specified on Schedule B-1 and B-2 to this Agreement and any additional documents required to be added to the Mortgage File pursuant to the related Purchase Price and Terms Letter. These documents shall be stored in a secure manner using paper or electronic storage.

            "Mortgage Loan": Each individual mortgage loan or Cooperative Loan (including all documents included in the Mortgage File evidencing the same, all Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, and other proceeds relating thereto, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith) which is the subject of this Agreement and the related Purchase Price and Terms Letter. The Mortgage Loans subject to this Agreement shall be identified on Mortgage Loan Schedules prepared in connection with each Funding Date.

            "Mortgage Loan Schedule": The list of Mortgage Loans identified on each Funding Date that sets forth the information with respect to each Mortgage Loan that is specified on Schedule A hereto (as amended from time to time to reflect the addition of any Qualified Substitute Mortgage Loans and the withdrawal of any Deleted Mortgage Loans). A Mortgage Loan Schedule will be prepared for each Funding Date.

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            "Mortgaged Property": With respect to a Mortgage Loan, the underlying property securing repayment of a Mortgage Note.

            "Mortgagor":  The obligor on a Mortgage Note.

            "Negative Amortization": That portion of interest accrued at the Note Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

            "Non-recoverable Advance": As of any date of determination, any Monthly Advance or Servicing Advance previously made or any Monthly Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer and in accordance with the servicing standard set forth in Section 5.01, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Section 5.05 (3) or
(4) hereof. The determination by the Servicer that it has made a Non-recoverable Advance or that any proposed advance would constitute a Non-recoverable Advance shall be evidenced by an Officers' Certificate satisfying the requirements of Section 6.04 hereof and delivered to the Purchaser on or before the Determination Date in any month.

            "Note Rate": With respect to any Mortgage Loan at any time any determination thereof is to be made, the annual rate at which interest accrues thereon.

            OCC: Office of the Comptroller of the Currency, or any successor thereto.

            "Offering Materials": All documents, tapes, or other materials relating to the Mortgage Loans provided by Seller to Purchaser prior to Purchaser submitting its bid to purchase the Mortgage loans.

            "Officers' Certificate": A certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered by the Servicer to the Purchaser as required by this Agreement.

            "Original Pledged Asset Requirement": With respect to any Pledged Asset Mortgage Loan, an amount equal to the Pledged Assets required at the time of the origination of such Pledged Asset Mortgage Loan. Even though for other purposes the Original Pledged Asset Requirement may actually exceed thirty percent (30%) of the original principal balance of a Pledged Asset Mortgage Loan, solely for purposes of the Required Surety Payment, the Original Pledged Asset Requirement for a Pledged Asset Mortgage Loan will be deemed not to exceed thirty percent (30%) of its original principal balance.

            "OTS":  The Office of Thrift Supervision or any successor thereto.

            "Payment Adjustment Date": The date on which Monthly Payments shall be adjusted. Payment Adjustment Date shall occur on the date which is eleven months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

            "Payoff": With respect to any Mortgage Loan, any payment or recovery received in advance of the last scheduled Due Date of such Mortgage Loan, which payment or recovery consists of principal in an amount equal to the outstanding principal balance of such Mortgage Loan, all accrued and unpaid prepayment penalties, premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

            "Periodic Rate Cap": With respect to each ARM Loan and any Rate Adjustment Date therefor, the number of basis points that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Note Rate for such Mortgage Loan may increase or decrease on such Rate Adjustment Date.

            "Periodic Rate Floor": With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

            "Permitted Investments": Investments that mature, unless payable on demand, not later than the Business Day preceding the related Remittance Date; provided that such investments shall only consist of the following:

            (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories;

            (iii) certificates of deposit, time deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such bank or trust company (or, in the case of the principal depository institution of a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest rating category; and

            (v) any other demand, money market or time deposit account or obligation, or interest-bearing or other security or investment, acceptable to the Purchaser (such acceptance evidenced in writing);

provided further that "Permitted Investments" shall not include any instrument described hereunder which evidences either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Pledge Agreements": Each Control Agreement and Pledged Asset Agreement for each Pledged Asset Mortgage Loan.

            "Pledge Instruments": With respect to each Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment of the Mortgage Note and the Acceptance of Assignment and Assumption of Lease Agreement.

            "Pledged Asset Agreement": With respect to each Pledged Asset Mortgage Loan, the Pledge Agreement for Securities Account between the related mortgagor and the related Pledged Asset Servicer pursuant to which such mortgagor granted a security interest in the related securities and other financial assets held therein.

            "Pledged Asset Mortgage Loan": Each Mortgage Loan as to which Pledged Assets, in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Pledged Asset Requirement, were required to be provided at the closing thereof, which is subject to the terms of this Agreement from time to time.

            "Pledged Asset Servicer": The entity responsible for administering and servicing the Pledged Assets with respect to a Pledged Asset Mortgage Loan.

            "Pledged Asset Servicing Agreement": With respect to each Pledged Asset Mortgage Loan, the Agreement between the related Pledged Asset Servicer and PHH Mortgage, including any exhibits thereto, pursuant to which such Pledged Asset Servicer shall service and administer the related Pledged Assets.

            "Pledged Assets": With respect to any Pledged Asset Mortgage Loan, the related Securities Account and the financial assets held therein subject to a security interest pursuant to the related Pledged Asset Agreement.

            "Prepaid Monthly Payment": Any Monthly Payment received prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

            "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

            "Primary Insurance Policy": A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, in effect with respect to a Mortgage Loan and as so indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Servicer pursuant to Section 5.08.

            "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan (including a Payoff), other than a Monthly Payment or a Prepaid Monthly Payment which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment and which is intended to reduce the principal balance of the Mortgage Loan.

            "Principal Prepayment Period": The Due Period preceding the related Remittance Date occurs.

            "Proprietary Lease": The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

            "PUD": Shall have the meaning set forth in Section 3.03.

            "Purchase Price": As to each Mortgage Loan to be sold hereunder, the price set forth in the Mortgage Loan Schedule and the related Purchase Price and Terms Letter.

            "Purchase Price and Terms Letter": With respect to any pool of Mortgage Loans purchased and sold on any Funding Date, the letter agreement or the electronic loan confirmation between the Purchaser and Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Funding Date. A Purchase Price and Terms Letter may relate to more than one pool of Mortgage Loans to be purchased on one or more Funding Dates hereunder.

            "Purchase Price Percentage": Shall have the meaning set forth in the related Purchase Price and Terms Letter.

            "Purchaser": Morgan Stanley Mortgage Capital Inc., or its successor in interest or any successor under this Agreement appointed as herein provided.

            "Purchaser's Account": The account of the Purchaser at a bank or other entity most recently designated in a written notice by the Purchaser to the Sellers as the "Purchaser's Account."

            "Qualified Appraiser": An appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            "Qualified Correspondent": Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or
(y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

            "Qualified Mortgage Insurer": American Guaranty Corporation, Commonwealth Mortgage Assurance Company, General Electric Mortgage Insurance Companies, Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance Company, Republic Mortgage Insurance Company or United Guaranty Residential Insurance Corporation.

            "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due and received in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Unpaid Principal Balance of the Deleted Mortgage Loan and not less than ninety percent (90%) of the Unpaid Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be distributed by the applicable Seller to the Purchaser in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Note Rate not less than (and not more than one percentage point greater than) the Note Rate of the Deleted Mortgage Loan,
(iv) with respect to each ARM Loan, have a Minimum Rate not less than that of the Deleted Mortgage Loan, (v) with respect to each ARM Loan, have a Maximum Rate not less than that of the Deleted Mortgage Loan and not more than two (2) percentage points above that of the Deleted Mortgage Loan, (vi) with respect to each ARM Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan, (vii) with respect to each ARM Loan, have a Periodic Rate Cap equal to that of the Deleted Mortgage Loan, (viii) have a Loan-to-Value Ratio at the time of substitution equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan at the time of substitution, (ix) with respect to each ARM Loan, have the same Rate Adjustment Date as that of the Deleted Mortgage Loan, (x) with respect to each ARM Loan, have an Index as provided herein for all ARM Loans subject to this Agreement, (xi) comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03, (xii) be in the same credit grade category as the Deleted Mortgage Loan, (xiii) have the same prepayment penalty term, (xiv) be current in the payment of principal and interest; (xv) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan; and (xvi) have payment terms that do not vary in any material respect from those of the Deleted Mortgage Loan.

            "Rate Adjustment Date": With respect to each ARM Loan, the date on which the Note Rate adjusts.

            "Rating Agency": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Moody's Investors Service, Inc., and Fitch, Inc.

            "Recognition Agreement": An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

            "Reconstitution": Any Securitization Transaction or Whole Loan Transfer.

            "Reconstitution Agreements": The agreement or agreements entered into by the Purchaser, the Servicer, and/or certain third parties on any Reconstitution Date with respect to any or all of the Mortgage Loans in connection with a Securitization Transaction, Whole-Loan Transfer or an Agency Transfer, including, but not limited to, (i) an Assignment, Assumption and Recognition Agreement in substantially the form of Exhibit 2.05 hereof, (ii) a Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (iii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and (iv) a Pooling and Servicing Agreement, trust agreement, assignment and assumption agreements, and/or a subservicing/master servicing agreement and any related custodial agreement, officers' certificates, and correspondence and related documents related to a Securitization Transaction.

            "Reconstitution Date": The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be subject to an Agency Transfer, a Whole Loan Transfer or a Securitization Transaction.

            "Record Date": The close of business of the first Business Day of the month of the related Remittance Date.

            "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

            "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Internal Revenue Code or any similar tax vehicle providing for the pooling of assets (such as a Financial Asset Security Investment Trust).

            "Remittance Date": The 18th day of each calendar month, commencing on the 18th day of the month following the Funding Date, or, if such 18th day is not a Business Day, then the next Business Day immediately preceding such 18th day.

            "Remittance Rate": With respect to each Mortgage Loan, the related Note Rate minus the Servicing Fee Rate.

            "REO Disposition": The final sale by the Servicer of any REO
Property.

            "REO Disposition Proceeds": All amounts received with respect to any REO Disposition.

            "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Purchaser as described in Section 5.13.

            "Repurchase Price": With respect to any Defective Mortgage Loan, the price for such repurchase shall be calculated as follows: (a) during the first year immediately following the Closing Date, an amount equal to the sum of (i) the product of (x) the Purchase Price Percentage (as adjusted pursuant the Purchase Price and Terms Letter) and (y) the then outstanding principal balance of such Defective Mortgage Loan as of the date of such repurchase, plus (ii) accrued interest on such Defective Mortgage Loan at the applicable mortgage interest rate from the date to which interest had last been paid through the date of such repurchase, plus (iii) the amount of any outstanding advances owed to the Servicer, and (b) thereafter, an amount equal to the sum of (i) then outstanding principal balance of such Defective Mortgage Loan as of the date of such repurchase plus (ii) accrued interest thereon at the mortgage interest rate from the date to which interest had last been paid through the date of such repurchase, plus (iii) the amount of any outstanding advances owed to the Servicer. In the event the Purchaser has securitized or sold the Mortgage Loans, the price for such repurchase shall be as set forth in clause (b) hereof.

            "Required Surety Payment": With respect to any defaulted Pledged Asset Mortgage Loan for which a claim is payable under the related Surety Bond under the procedures referred to herein, the lesser of (i) the principal portion of the realized loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Pledged Assets required at origination with respect to such Mortgage Loan (but not more than 30% of the original principal balance of such Mortgage Loan) over (b) the net proceeds realized by the related Pledged Asset Servicer from the related Pledged Assets.

            "Sale":  Shall have the meaning set forth in Section 3.05.

            "Scheduled Principal Balance": With respect to any Mortgage Loan,
(i) the outstanding principal balance as of the Funding Date after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously remitted to the Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 6.03.

            "Securities Account": With respect to any Pledged Asset Mortgage Loans, the account, together with the financial assets held therein, that is the subject of the related Pledged Asset Agreement.

            "Securities Act": The federal Securities Act of 1933, as amended.

            "Securitization Transaction": Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

            "Security Agreement": The agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease.

            "Sellers": PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), a New Jersey corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), a Delaware statutory trust, or their successors in interest or any successor under this Agreement appointed as herein provided.

            "Seller Information":  As defined in Section 13.07(a).

            "Servicer": PHH Mortgage Corporation, a New Jersey corporation, or with respect to Subsection 13.03(c), as defined therein.

            "Servicing Advances": All "out of pocket" costs and expenses that are customary, reasonable and necessary which are incurred by the Servicer in the performance of its servicing obligations hereunder, including (without duplication) (i) reasonable attorneys' fees and (ii) the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the servicing, management and liquidation of any Specially Serviced Mortgaged Loans and/or any REO Property, and (d) compliance with the Servicer's obligations under Section 5.08.

            "Servicing Criteria": The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            "Servicing Event": Any of the following events with respect to any Mortgage Loan: (i) any Monthly Payment being more than 60 days delinquent;
(ii) any filing of an Insolvency Proceeding by or on behalf of the related Mortgagor, any consent by or on behalf of the related Mortgagor to the filing of an Insolvency Proceeding against such Mortgagor, or any admission by or on behalf of such Mortgagor of its inability to pay such Person's debts generally as the same become due; (iii) any filing of an Insolvency Proceeding against the related Mortgagor that remains undismissed or unstayed for a period of 60 days after the filing thereof; (iv) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the related Mortgagor or with respect to any Mortgaged Property; (v) any receipt by the Servicer of notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; (vi) any proposal of a material modification (as reasonably determined by the Seller) to such Mortgage Loan due to a default or imminent default under such Mortgage Loan; or (vii) in the reasonable judgment of the Servicer, the occurrence, or likely occurrence within 60 days, of a payment default with respect to such Mortgage Loan that is likely to remain uncured by the related Mortgagor within 60 days thereafter.

            "Servicing Fee": The annual fee, payable monthly to the Servicer out of the interest portion of the Monthly Payment actually received on each Mortgage Loan. The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Unpaid Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

            "Servicing Fee Rate": Unless otherwise specified on the Mortgage Loan Schedule, (i) with respect to any ARM Loan, 0.375% per annum; provided that, prior to the first Rate Adjustment Date with respect to any such Mortgage Loan, such rate may be, at the Servicer's option, not less than 0.25% per annum; and (ii) with respect to any Mortgage Loan other than an ARM Loan, 0.25% per annum.

            "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written list of servicing officers furnished by the Servicer to the Purchaser upon request therefor by the Purchaser, as such list may from time to time be amended.

            "Specially Serviced Mortgage Loan": A Mortgage Loan as to which a Servicing Event has occurred and is continuing.

            "Sponsor": The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw Hill Companies Inc., and any successor thereto.

            "Standard & Poor's Glossary": The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

            "Static Pool Information": Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

            "Subcontractor": Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

            "Subservicer": Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

            "Stock Certificate": With respect to a Cooperative Loan, the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation.

            "Stock Power": With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

            "Surety Bond": With respect to each Pledged Asset Mortgage Loan, the surety bond issued by the related Surety Bond Issuer covering such Pledged Asset Mortgage Loan.

            "Surety Bond Issuer": With respect to each Pledged Asset Mortgage Loan, the surety bond issuer for the related Surety Bond covering such Pledged Asset Mortgage Loan.

            "Third-Party Originator": Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

            "Transaction Servicer": As defined in Section 13.03(c).

            "Transfer Date": In the event the Servicer is terminated as servicer of a Mortgage Loan, the date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities with respect to such Mortgage Loan and begin to perform the servicing of such Mortgage Loans and the Servicer shall cease all servicing responsibilities.

            "Trust Financials": Shall have the meaning set forth in
Section 3.01

            "Underwriting Guidelines": The underwriting guidelines of the Seller, a copy of which shall be attached as an exhibit to the related Assignment and Conveyance.

            "Uniform Commercial Code": The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non perfection of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non perfection.

            "Unpaid Principal Balance": With respect to any Mortgage Loan, at any time, the actual outstanding principal balance then payable by the Mortgagor under the terms of the related Mortgage Note including any cumulative Negative Amortization.

            "Warranty Bill of Sale": A warranty bill of sale with respect to the Mortgage Loans purchased on a Funding Date in the form annexed hereto as
Exhibit 10.

            "Whole Loan Transfer": Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.


                                  ARTICLE II

  SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS
               AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

            Section 2.01 Sale and Conveyance of Mortgage Loans. Seller agrees to sell and Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified in a Mortgage Loan Schedule, at the price and on the terms set forth herein and in the related Purchase Price and Terms Letter. Purchaser, on any Funding Date, shall be obligated to purchase only such Mortgage Loans set forth in the applicable Mortgage Loan Schedule, subject to the terms and conditions of this Agreement and the related Purchase Price and Terms Letter.

            Purchaser will purchase Mortgage Loans from Seller, up to four (4) times per month on such Funding Dates as may be agreed upon by Purchaser and Seller. The closing shall, at Purchaser's option be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person at such place as the parties shall agree. On the Funding Date and subject to the terms and conditions of this Agreement, each Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse except as set forth in this Agreement, and the Purchaser will purchase, all of the right, title and interest of the applicable Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule.

            Examination of the Mortgage Files may be made by Purchaser or its designee as follows. No later than 5 Business Days prior to the Funding Date, Seller will deliver to Purchaser or its custodian, Legal Documents required pursuant to Schedule B-1. Upon Purchaser's request, Seller shall make the Credit Documents available in either original paper form or electronic imaged format to Purchaser for review, at Seller's place of business and during reasonable business hours. If Purchaser makes such examination prior to the Funding Date and identifies any Mortgage Loans that do not conform to the PHH Guide, such Mortgage Loans will be deleted from the Mortgage Loan Schedule at Purchaser's discretion. Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect Purchaser's rights to demand repurchase, substitution or other relief as provided herein.

            On the Funding Date and in accordance with the terms herein, Purchaser will pay to Seller by 2:00 p.m. Eastern Standard Time, by wire transfer of immediately available funds, the Purchase Price for the Mortgage Loans, which shall be calculated in accordance with the terms of the related Purchase Price and Terms Letter and paid by the Purchaser to the Sellers in accordance with the instructions to be provided, respectively, by PHH Mortgage and the Trust. Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to Purchaser a Warranty Bill of Sale with respect to the Mortgage Loans in the form annexed hereto as Exhibit 10.

            Purchaser shall be entitled to all scheduled principal due on and after the Cut-off Date, all other recoveries of principal collected after the Cut-off Date and all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). Notwithstanding the foregoing, on the first Remittance Date after the Funding Date the Purchaser shall be entitled to receive the interest accrued from and including the Cut-off Date through and including the day immediately preceding the Funding Date. The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of Purchaser. Seller shall hold any such prepaid amounts for the benefit of Purchaser for subsequent remittance by Seller to Purchaser. All scheduled payments of principal due on or before the Cut-off Date and collected by Servicer after the Cut-off Date shall belong to Seller.

            Section 2.02 Possession of Mortgage Files. Upon the sale of any Mortgage Loan, the ownership of such Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, shall then be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and, to the extent retained by the Seller, shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only. The contents of such Mortgage File not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof and the Sellers' possession of the contents of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller shall be in a custodial capacity only. Mortgage Files shall be maintained by the Seller and shall be marked to clearly reflect the sale of the related Mortgage Loan to the Purchaser. Each Seller shall release from its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser, except where such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any such Mortgage Loan pursuant to Section 3.04.

            Any documents released to a Seller or the Servicer in connection with the foreclosure or servicing of any Mortgage Loan shall be held by such Person in trust for the benefit of the Purchaser in accordance with this
Section 2.02. Such Person shall return to the Purchaser such documents when such Person's need therefor in connection with such foreclosure or servicing no longer exists (unless sooner requested by the Purchaser); provided that, if such Mortgage Loan is liquidated, then, upon the delivery by a Seller or the Servicer to the Purchaser of a request for the release of such documents and a certificate certifying as to such liquidation, the Purchaser shall promptly release and, to the extent necessary, deliver to such Person such documents.

            Section 2.03 Books and Records. The sale of each of its Mortgage Loans shall be reflected on the applicable Seller's balance sheet and other financial statements as a sale of assets by the applicable Seller. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans it conveyed to the Purchaser which shall be clearly marked to reflect the sale of each Mortgage Loan to the Purchaser and the ownership of each Mortgage Loan by the Purchaser.

            Section 2.04 Defective Documents; Delivery of Mortgage Loan Documents. If, subsequent to the related Funding Date, the Purchaser or either Seller finds any document or documents constituting a part of a Mortgage File to be defective or missing in any material respect (in this Section 2.04, a "Defect"), the party discovering such Defect shall promptly so notify the other parties. If the Defect pertains to the Mortgage Note or the Mortgage, then the applicable Seller shall have a period of 60 days within which to correct or cure any such defect after the earlier of such Seller's discovery of same or such Seller being notified of same. If such Defect can ultimately be cured but is not reasonably expected to be cured within such 60-day period, such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect, provided that such Seller has commenced curing or correcting such Defect and is diligently pursuing same; and provided, however, that in no event shall the cure period be extended beyond 90 days after notice or discovery of such Defect. If the Defect pertains to any other document constituting a part of a Mortgage File, then such Seller shall have a period of 60 days within which to correct or cure any such Defect after the earlier of such Seller's discovery of same or such Seller being notified of same. If such Defect can ultimately be cured but is not reasonably expected to be cured within the 60-day period, then such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect provided such Seller has commenced curing or correcting such Defect and is diligently pursuing same; and provided, however, that in no event shall the cure period be extended beyond 90 days after notice or discovery of such Defect. PHH Mortgage hereby covenants and agrees that, if any material Defect cannot be corrected or cured, the related Mortgage Loan shall automatically constitute, upon the expiration of the applicable cure period described above and without any further action by any other party, a Defective Mortgage Loan, whereupon PHH Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04.

            The applicable Seller will, with respect to each Mortgage Loan to be purchased by the Purchaser, deliver and release to the Purchaser on the related Funding Date (or on such earlier date as may be specified in the related Purchase Price and Terms Letter), the Legal Documents as set forth in
Section 2.01. If the applicable Seller cannot deliver an original Mortgage with evidence of recording thereon, original assumption, modification and substitution agreements with evidence of recording thereon or an original intervening assignment with evidence of recording thereon within the time periods specified in the preceding sentence, then such Seller shall promptly deliver to the Purchaser such original Mortgages and original intervening assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, except in cases where the original Mortgage or original intervening assignments are retained permanently by the recording office, in which case, such Seller shall deliver a copy of such Mortgage or intervening assignment, as the case may be, certified to be a true and complete copy of the recorded original thereof. If the applicable Seller cannot deliver the original security instrument or if an original intervening assignment has been lost, then the applicable Seller will deliver a copy of such security instrument or intervening assignment, certified by the local public recording official. If the original title policy has been lost, the applicable Seller will deliver a duplicate original title policy.

            If the original Mortgage was not delivered pursuant to the preceding paragraph, then the applicable Seller shall use its best efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser promptly upon receipt thereof. Notwithstanding the foregoing, if the original Mortgage, original assumption, modification, and substitution agreements, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Purchaser within 180 days following the Funding Date, then, upon written notice by the Purchaser to PHH Mortgage, the Purchaser may, in its sole discretion, then elect (by providing written notice to PHH Mortgage) to treat such Mortgage Loan as a Defective Mortgage Loan, whereupon PHH Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04. It is understood that from time to time certain local recorder offices become backlogged with document volume. It is agreed that the Seller will provide an Officers' Certificate to document that the Seller has performed all necessary tasks to ensure delivery of the required documentation within 180 days and the delay beyond 180 is caused by the backlog. If the delay exceeds 240 days, regardless of the backlog the Purchaser may elect to collect the documents with its own resources with the reasonable cost and expense to be borne by the Seller.

The fact that the Purchaser has conducted or failed to conduct any partial or complete examination of the Mortgage Files shall not affect its right to demand repurchase or any other remedies provided in this Agreement.

            At the Purchaser's request, the Assignments shall be promptly recorded in the name of the Purchaser or in the name of a Person designated by the Purchaser in all appropriate public offices for real property records. If any such Assignment is lost or returned unrecorded because of a defect therein, then the applicable Seller shall promptly prepare a substitute Assignment to cure such defect and thereafter cause each such Assignment to be duly recorded. All recording fees related to such a one-time recordation of the Assignments to or by a Seller shall be paid by the applicable Seller.

            Section 2.05 Transfer of Mortgage Loans. Subject to the provisions of this Section 2.05, the Purchaser shall have the right, without the consent of the Sellers, at any time and from time to time, to assign any of the Mortgage Loans and all or any part of its interest in this Agreement and designate any person to exercise any rights of the Purchaser hereunder, and the assignees or designees shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. The Sellers recognize that the Mortgage Loans may be divided into "packages" for resale.

            All of the provisions of this Agreement shall inure to the benefit of the Purchaser and any of its assignees or designees. All references to the Purchaser shall be deemed to include its assignees or designees. Utilizing resources reasonably available to the Seller without incurring any cost except the Seller's overhead and employees' salaries, the applicable Seller shall cooperate in any such assignment of the Mortgage Loans and this Agreement; provided that the Purchaser shall bear all costs associated with any such assignment of the Mortgage Loans and this Agreement other than such Seller's overhead or employees' salaries.

            The Servicer and Purchaser agree that the Servicer shall continue to remit funds and make available via Servicer's website remittance reports to no more than four (4) Persons (not including the Servicer or any Affiliate or transferee thereof) at any given time with respect to any Mortgage Loans sold on a particular Funding Date.

            The Servicer and the Purchaser acknowledge that the Servicer shall continue to remit payments to the Purchaser on the Remittance Date after the transfer of the Mortgage Loans, unless the Servicer was notified in writing of the new record owner of the Mortgage Loans prior to the immediately preceding Record Date, in which case, the Servicer shall remit to the new record owner (or trustee or master servicer, as the case may be) of the Mortgage Loans.

            Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans may review and underwrite the Servicer's servicing and origination operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are reasonably available and can be produced without unreasonable expense or effort. The Servicer shall make the Mortgage Files related to the Mortgage Loans held by the Servicer available at the Servicer's principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Servicer (in no event less than 10 Business Days prior notice). The Servicer may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release agreement with respect to its activities on the Servicer's premises.

            The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. The Purchaser may, subject to the terms of this Agreement, sell and transfer, in whole or in part, any or all of the Mortgage Loans; provided that no such sale and transfer shall be binding upon the Servicer unless such transferee shall agree in writing to an Assignment, Assumption and Recognition Agreement, in substantially the form of
Exhibit 2.05 attached hereto, and an executed copy of such Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer. The Servicer shall evidence its acknowledgment of any transfers of the Mortgage Loans to any assignees of the Purchaser by executing such Assignment, Assumption and Recognition Agreement. The Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by any such assignees, and the previous Purchaser shall be released from its obligations hereunder accruing after the date of transfer to the extent such obligations relate to Mortgage Loans sold by the Purchaser. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.


                                  ARTICLE III

    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER; REPURCHASE AND
                    SUBSTITUTION; REVIEW OF MORTGAGE LOANS

            Section 3.01 Representations and Warranties of each Seller. Each Seller, as to itself, represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

            (1) Due Organization and Authority. The Seller is a New Jersey corporation, validly existing, and in good standing under the laws of its jurisdiction of incorporation or formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller. The Seller has corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Seller, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

            (2) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

            (3) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of Seller's creditors;

            (4) No Material Default. Neither the Seller nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Seller or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Seller to perform under this Agreement, nor, to the best of the Seller's knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement;

            (5) Financial Statements. The Seller has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Seller has delivered information as to its loan gain and loss experience in respect of foreclosures and its loan delinquency experience for the immediately preceding three year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered shall be true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Seller has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

            (6) No Change in Business. There has been no change in the business, operations, financial condition, properties or assets of the applicable Seller since (i) in the case of PHH Mortgage, the date of its financial statements and (ii) in the case of the Trust, the date of delivery of the Trust Financials, that would have a material adverse effect on the ability of the applicable Seller to perform its obligations under this Agreement;

            (7) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

            (8) No Consent Required. No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained;

            (9) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (10) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

            (11) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby (including any Securitization Transaction or Whole Loan Transfer) contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

            (12) Non-solicitation. The Seller agrees that it shall not solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans; provided that mass advertising or mailings (such as placing advertisements on television, on radio, in magazines or in newspapers or including messages in billing statements) that are not exclusively directed towards the Mortgagors shall not constitute solicitation and shall not violate this covenant;

            (13) Privacy. The Seller agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any
Mortgagor: (a) such information is and shall be held by Seller in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act, as may be amended from time to time; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R. ss.313.14(a)(3); and (c) Seller is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law;

            (14) Seller's Origination. The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon the Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated; and

            (15) Fair Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

            Section 3.02 Representations and Warranties of the Servicer. The Servicer represents, warrants and covenants to the Purchaser that as of the Funding Date or as of such date specifically provided herein:

            (1) Ability to Service. Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by HUD, the OTS, the OCC or the FDIC, if applicable, and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located;

            (2) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

            (3) Collection Practices. The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and prudent in the mortgage servicing business;

            (4) MERS. The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

            (5) Non-solicitation. The Servicer agrees that it shall not solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans; provided that mass advertising or mailings (such as placing advertisements on television, on radio, in magazines or in newspapers or including messages in billing statements) that are not exclusively directed towards the Mortgagors shall not constitute solicitation and shall not violate this covenant;

            (6) Privacy. The Servicer agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any
Mortgagor: (a) such information is and shall be held by Servicer in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act, as may be amended from time to time; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.ss. 313.14(a)(3); and (c) Servicer is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law; and

            (7) Reasonable Servicing Fee. The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

            Section 3.03 Representations and Warranties as to Individual Mortgage Loans. With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Purchaser on which the Purchaser specifically relies in purchasing such Mortgage Loan. Such representations and warranties speak as of the Funding Date unless otherwise indicated, but shall survive any subsequent transfer, assignment or conveyance of such Mortgage Loans:

            (1) Mortgage Loans as Described. Such Mortgage Loan complies with the terms and conditions set forth herein, and all of the information set forth in the related Mortgage Loan Schedule is complete, true and correct;

            (2) Delivery to the Custodian. The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, shall be delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller will be in possession of a complete Mortgage File in compliance with Exhibit 2 hereto, except for such documents as will be delivered to the Custodian;

            (3) Owner of Record. The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for the Assignments of Mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

            (4) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is 30 days or more delinquent nor has any payment under the Mortgage Loan been 30 days or more delinquent at any time since the origination of the Mortgage Loan;

            (5) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the related Due Date of the first installment of principal and interest;

            (6) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Custodian or to such other Person as the Purchaser shall designate in writing, and the terms of which are reflected in the related Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of any related Primary Insurance Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian or to such other Person as the Purchaser shall designate in writing and the terms of which are reflected in the related Mortgage Loan Schedule;

            (7) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (8) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Underwriting Guidelines. If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect which policy conforms with the Underwriting Guidelines. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

            (9) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending, equal credit opportunity and disclosure laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to a Prepayment Penalty, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. This representation and warranty is a Deemed Material and Adverse Representation;

            (10) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

            (11) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected, first lien on the Mortgaged Property, including all buildings and improvements on the

Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

               (a) the lien of current real property taxes and assessments not yet due and payable;

               (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

               (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

            Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

            With respect to any Cooperative Loan, the related Mortgage is a valid, subsisting and enforceable first priority security interest on the related cooperative shares securing the Mortgage Note, subject only to (a) liens of the related residential cooperative housing corporation for unpaid assessments representing the Mortgagor's pro rata share of the related residential cooperative housing corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by the related Security Agreement;

            (12) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller in connection with the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

            (13) Valid Execution of Documents. All parties to the Mortgage Note and the Mortgage related to such Mortgage Loan had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note and the related Mortgage and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties; with respect to each Cooperative Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Acceptance of Assignment and Assumption of Lease Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative Corporation if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

            (14) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (15) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Custodian, the Purchaser or the Purchaser's designee, in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

            (16) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either
(i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

            (17) Title Insurance. With respect to a Mortgage Loan which is not a Cooperative Loan, the Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable under the Underwriting Guidelines and each such title insurance policy is issued by a title insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (a) and (b) of paragraph (11) of this Subsection 3.03, and in the case of Adjustable Rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Note Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

            (18) No Defaults. Other than payments due but not yet 30 days or more delinquent, there is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration;

            (19) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (20) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

            (21) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than seventy days after funds were disbursed in connection with the Mortgage Loan. The Note Rate as well as, in the case of an Adjustable Rate Mortgage Loan, the Lifetime Rate Cap and the Periodic Rate Cap and the Periodic Rate Floor are as set forth on the related Mortgage Loan Schedule. The Note Rate is adjusted, with respect to Adjustable Rate Mortgage Loans, on each Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest 0.125%), subject to the Periodic Rate Cap. The Mortgage
Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Note Rate on each Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than fifteen years from commencement of amortization. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month. The Mortgage Loan by its original terms or any modification thereof, does not provide for amortization beyond its scheduled maturity date;

            (22) Due-On-Sale. With respect to each Fixed Rate Mortgage Loan, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

            (23) Prepayment Penalty. No Mortgage Loan is subject to any prepayment penalty. This representation and warranty is a Deemed Material and Adverse Representation;

            (24) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings in the future;

            (25) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

            (26) Conformance with Agency and Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines (a copy of which is attached to the related Assignment and Conveyance as Exhibit C). The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and no representations have been made to a Mortgagor that are inconsistent with the mortgage instruments used;

            (27) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

            (28) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (29) LTV, Primary Insurance Policy. No Mortgage Loan has an LTV greater than 100%. Any Mortgage Loan that had at the time of origination an LTV in excess of 80% is insured as to payment defaults by a Primary Insurance Policy. Any Primary Insurance Policy in effect covers the related Mortgage Loan for the life of such Mortgage Loan. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Insurance Policy and to pay all premiums and charges in connection therewith. The Note Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

            (30) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

            (31) Supervision and Examination by a Federal or State Authority. Each Mortgage Loan either was (a) closed in the name of the PHH Mortgage, or
(b) closed in the name of another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or an institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a "HUD Approved Mortgagee"), and was so at the time such Mortgage Loan was originated (PHH Mortgage or such other entity, the "Originator") or (c) closed in the name of a loan broker under the circumstances described in the following sentence. If such Mortgage Loan was originated through a loan broker, such Mortgage Loan met the Originator's underwriting criteria at the time of origination and was originated in accordance with the Originator's policies and procedures and the Originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof. The Mortgage Loans that the Trust is selling to Purchaser were originated by or on behalf of PHH Mortgage and subsequently assigned to the Trust;

            (32) Adjustments. All of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage; all such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

            (33) Insolvency Proceedings; Servicemembers Civil Relief Act. To the best of the Seller's knowledge, the related Mortgagor is not the subject of any Insolvency Proceeding;

            (34) Servicemembers Civil Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or other similar state statute;

            (35) Fannie Mae/Freddie Mac Documents. Such Mortgage Loan was closed on standard Fannie Mae or Freddie Mac documents or on such documents otherwise acceptable to them;

            (36) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (37) Recordation. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

            (38) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (39) Balloon Loans. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature. With respect to any Mortgage Loan with a balloon payment feature, the Mortgage Note is payable in Monthly Payments based on a thirty year amortization schedule and has a final Monthly Payment substantially greater than the proceeding Monthly Payment which is sufficient to amortize the remaining principal balance of the Mortgage Loan;

            (40) Condominium Units/PUDs. If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the PHH Guide;

            (41) Predatory Lending Regulations. No Mortgage Loan is a High Cost Loan. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. This representation and warranty is a Deemed Material and Adverse Representation;

            (42) No Rehabilitation Loan. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            (43) No Adverse Conditions. The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgage Property (or with respect to a Cooperative Loan, the Acceptance of Assignment and Assumption of Lease Agreement, the Cooperative Unit or the Cooperative Project), the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

            (44) Scheduled Interest. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (45) No Violation of Environmental Laws. To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

            (46) Negative Amortization. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan is subject to negative amortization;

            (47) Cooperative Lien Search. With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Cooperative Unit is located;

            (48) Cooperative Loan - Proprietary Lease. With respect to each Cooperative Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and (iv) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement;

            (49) Cooperative Loan - UCC Financing Statement. With respect to each Cooperative Loan, each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Mortgagor or its designee establishes in the Mortgagor a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Mortgagor has full right to sell and assign the same;

            (50) Cooperative Loan- Acceptance of Assignment and Assumption of Lease Agreement. With respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Acceptance of Assignment and Assumption of Lease Agreement contains an enforceable provision for the acceleration of the payment of the Unpaid Principal Balance of the Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof;

            (51) Imaging. Each imaged document represents a true, complete, and correct copy of the original document in all respects, including, but not limited to, all signatures conforming with signatures contained in the original document, no information having been added or deleted, and no imaged document having been manipulated or altered in any manner.

Each imaged document is clear and legible, including, but not limited to, accurate reproductions of photographs. No original documents have been or will be altered in any manner;

            (52) Qualified Mortgage. The Mortgage Loan is a qualified mortgage under Section 860G(a)(3) of the Code;

            (53) No Adverse Selection. The Seller used no adverse selection procedures in selecting the Mortgage Loans among the outstanding first lien residential mortgagee loans owned by it which were available for inclusion in the Mortgage Loans;

            (54) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

            (55) Assumability. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

            (56) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the Seller has complied with, all applicable law with respect to the making of the Mortgage Loans. The Seller shall maintain such statement in the Mortgage File;

            (57) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the related Funding Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), provided this shall not include the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

            (58) Prior Servicing. Each Mortgage Loan has been serviced in compliance with Accepted Servicing Practices;

            (59) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller has and shall in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. This representation and warranty is a Deemed Material and Adverse Representation;

            (60) Convertible Loans. With respect to ARM Loans, unless otherwise set forth in the Mortgage Loan Schedule, the Mortgage Loan is not a Convertible Mortgage Loan;

            (61) Type of Mortgaged Property. With respect to a Mortgage Loan that is not a Cooperative Loan and is not secured by an interest in a leasehold estate, the Mortgaged Property is a fee simple estate that consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium unit in a condominium project, or an individual unit in a planned unit development, or an individual unit in a residential cooperative housing corporation; provided, however, that any condominium unit, planned unit development or residential cooperative housing corporation shall conform with the Underwriting Guidelines. No portion of the Mortgaged Property (or underlying Mortgaged Property, in the case of a Cooperative Loan) is used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes. None of the Mortgaged Properties are Manufactured Homes, log homes, mobile homes, geodesic domes or other unique property types. This representation and warranty is a Deemed Material and Adverse Representation;

            (62) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above;

            (63) Acceptable Investment. There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors who invest in prime mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan, or cause the Mortgage Loan to prepay during any period materially faster or slower than the mortgage loans originated by the Seller generally. No Mortgaged Property is located in a state, city, county or other local jurisdiction which the Buyer has determined in its sole good faith discretion would cause the related Mortgage Loan to be ineligible for whole loan sale or securitization in a transaction consistent with the prevailing sale and securitization industry (including, without limitation, the practice of the rating agencies) with respect to substantially similar mortgage loans;

            (64) Transfer of Mortgage Loans. The Assignment (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) with respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (65) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination, servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Note Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Rate Adjustment Date. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Note Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Note Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

            (66) Conversion to Fixed Interest Rate. The Mortgage Loan does not contain a provision whereby the Mortgagor is permitted to convert the Note Rate from an adjustable rate to a fixed rate;

            (67) Other Insurance Policies; No Defense to Coverage. No action, inaction or event has occurred and no state of facts exists or has existed on or prior to the Closing Date that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, Primary Insurance Policy or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), irrespective of the cause of such failure of coverage. The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser.

In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

            (68) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

            (69) Escrow Analysis. If applicable, with respect to each Mortgage, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

            (70) Leaseholds. If the Mortgage Loan is secured by a leasehold estate, (1) the ground lease is assignable or transferable; (2) the ground lease will not terminate earlier than five years after the maturity date of the Mortgage Loan; (3) the ground lease does not provide for termination of the lease in the event of lessee's default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure the default; (4) the ground lease permits the mortgaging of the related Mortgaged Property; (5) the ground lease protects the mortgagee's interests in the event of a property condemnation; (6) all ground lease rents, other payments, or assessments that have become due have been paid; and (7) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgaged Property is located;

            (71) Single-premium credit life insurance policy. No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment, mortgage or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

            (72) Tax Service Contract. Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract issued by First American Real Estate Tax Service, and such contract is transferable;

            (73) Origination. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan;

            (74) Cooperative Loans. With respect to a Mortgage Loan that is a Cooperative Loan, the stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the
Code);

            (75) Mortgagor Bankruptcy. On or prior to the date 60 days after the related Closing Date, the Mortgagor has not filed and will not file a bankruptcy petition or has not become the subject and will not become the subject of involuntary bankruptcy proceedings or has not consented to or will not consent to the filing of a bankruptcy proceeding against it or to a receiver being appointed in respect of the related Mortgaged Property;

            (76) No Prior Offer. The Mortgage Loan has not previously been offered for sale;

            (77) Georgia Fair Lending Act. There is no Mortgage Loan that was originated (or modified) on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act. This representation and warranty is a Deemed Material and Adverse Representation;

            (78) No Arbitration. No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction. This representation and warranty is a Deemed Material and Adverse Representation;

            (79) Flood Service Contract. Each Mortgage Loan is covered by a paid in full, life of loan, flood service contract issued by First American Real Estate Tax Service or Fidelity, and such contract is transferable;

            (80) Origination Practices/No Steering. No Mortgagor was encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration. This representation and warranty is a Deemed Material and Adverse Representation;

            (81) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan employs, in part, objective mathematical principles which relate the Mortgagor's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

            (82) Points and Fees. No Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges that, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation; and

            (83) Fees Charges. All points, fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. This representation and warranty is a Deemed Material and Adverse Representation.

            Section 3.04 Repurchase and Substitution. It is understood and agreed that the representations and warranties set forth in Sections 3.01,
3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File.

            Upon discovery by either of the Sellers or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

            Unless permitted a greater period of time to cure as set forth in
Section 2.04, the applicable Seller shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from the Purchaser to the Seller of any breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan) (a "Defective Mortgage Loan"; provided that "Defective Mortgage Loan" shall also include (a) any Mortgage Loan treated or designated as such in accordance with
Section 2.04 and (b) any Mortgage Loan regarding which the Mortgagor fails to make the first regularly scheduled payment of principal and interest within 30 days of its Due Date) within which to correct or cure such breach. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60-day period, then the applicable Seller shall have such additional time, if any, as is reasonably determined by the Purchaser to cure such breach, provided that the Seller has commenced curing or correcting such breach and is diligently pursuing same. Notwithstanding anything to the contrary contained herein, (i) within sixty (60) days after the earlier of either discovery by, or notice to, the Seller of any breach of the representation and warranty set forth in clause (52) of Subsection 3.03, the Seller shall repurchase such Mortgage Loan at the Repurchase Price and (ii) any breach of a Deemed Material and Adverse Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loans or the interest of the Purchaser therein. Each Seller hereby covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, as is reasonably determined by the Purchaser, then such Seller shall, at the direction of the Purchaser, repurchase the Defective Mortgage Loan at the applicable Repurchase Price. Notwithstanding anything to the contrary contained herein, if the first regularly scheduled payment of principal and interest due under any Mortgage Loan has been delinquent more than 30 days, the Purchaser may, by written notice to the applicable Seller, require that the Seller repurchase the related Mortgage Loan. However, if the Seller provides evidence that the delinquency was due to a servicing setup error, no repurchase shall be required. Within 10 Business Days following the delivery of any such written notice from the Purchaser, the applicable Seller shall repurchase the specified Mortgage Loan by paying the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser's Account.

            Except with respect to any breach of the representation and warranty set forth in clause (52) of Subsection 3.03, the applicable Seller may, at its option and assuming that such Seller has a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan ("Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans, provided that no such substitution shall be effected after the Mortgage Loan has been conveyed as part of a Sale transaction as described in Section 3.05 hereof and no such substitution shall be effected more than 180 days after the related Funding Date. If the applicable Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the Defective Mortgage Loan.

            As to any Deleted Mortgage Loan for which the applicable Seller substitutes a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans, the applicable Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans the Legal Documents as are required by Section 2. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice (by telecopier, electronically or otherwise) to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify the Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage

Loans to this Agreement. Upon such substitution, such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01, 3.02 and
3.03. The Seller shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month.

            For any month in which the applicable Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the applicable Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution (after application of scheduled principal payments due in the month of substitution which have been received or as to which an advance has been made) is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans. The amount of such shortfall shall be paid by the applicable Seller on the date of such substitution) by wire transfer of immediately available funds directly to the Purchaser's Account.

            Any repurchase of a Defective Mortgage Loan required hereunder shall be accomplished by payment of the applicable Repurchase Price within 3 Business Days of expiration of the applicable time period referred to above in paragraph 3.04 by wire transfer of immediately available funds directly to the Purchaser's Account. It is understood and agreed that the obligations of a Seller (a) set forth in this Section 3.04 to cure any breach of such Seller's representations and warranties contained in Sections 3.01, 3.02 and 3.03 or to repurchase the Defective Mortgage Loan or Defective Mortgage Loans and (b) set forth in Section 9.01 to indemnify the Indemnified Parties in connection with any breach of a Seller's representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall constitute the sole remedies of the Purchaser respecting a breach of such representations and warranties.

            The parties further agree that, in recognition of the Trust's rights against PHH Mortgage with respect to the Mortgage Loans acquired by it from PHH Mortgage and conveyed to the Purchaser hereunder, the Purchaser shall have the right to cause PHH Mortgage to repurchase directly any Defective Mortgage Loan (other than as a result of a breach by the Trust of Section 3.03(3) or 3.03(16) hereof, in which case the Purchaser shall have the right to cause the Trust to repurchase directly the Defective Mortgage Loan) acquired hereunder by the Purchaser from the Trust.

            Section 3.05 Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, Whole-Loan Transfer or a Securitization Transaction on One or More Reconstitution Dates. Without incurring undue effort or any cost except the Seller's overhead or employees' salaries, each Seller shall take reasonable steps to assist the Purchaser, if the Purchaser so requests by 15 days' advance written notice to the related Seller or Sellers (it is agreed that electronic mail shall be considered valid notification if not followed by verbal communication by the Purchaser to the related Seller or Sellers), in re-selling the Mortgage

Loans in (i) an Agency Transfer, (ii) a Whole Loan Transfer or (iii) a Securitization Transaction (each, a "Sale") in each case retaining the Servicer as the servicer or subservicer thereof, or as applicable the "seller/servicer."

            Unless otherwise agreed to between the Purchaser and the Servicer, the Purchaser shall give the Servicer 15 days notice of any Sale. The Servicer shall cooperate with the Purchaser in connection with each Sale in accordance with this Section. In connection therewith the Servicer shall:

            (1) negotiate in good faith and timely execute any Reconstitution Agreements, required by Purchaser to effectuate the foregoing; provided such agreements create no materially greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement;

            (2) represent to the Purchaser, the depositor, the trustee, and the initial purchaser of the securities issued in connection with any Sale that: (1) that the Servicer has serviced the Mortgage Loans in accordance with the terms of this Agreement, and has otherwise complied with all covenants and obligations hereunder, and (2) that the Servicer has taken no action that would, nor omitted to take any required action the omission of which would, have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans. The Servicer also agrees to represent the accuracy of any information provided to the Purchaser by the Servicer for inclusion in any prospectus supplement, offering memorandum or term sheet prepared in connection with any Sale;

            (3) provide as applicable:

            (a) any and all information regarding delinquencies and defaults with respect to Servicer's Mortgage Loan portfolio and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request;

            (b) such additional statements, certificates or other similar documents of the Servicer or reports from the Servicer's accountants in connection with a Securitization Transaction and in substance as required by applicable law; and

            (c) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, financial description of the Servicer as servicer for inclusion in any offering documents to be distributed to potential investors in connection with a Sale with respect to the Mortgage Loans, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any Rating Agency, the Purchaser, as the case may be, in connection with such Sale. The Purchaser shall pay all third party costs associated with the preparation of such information;

            (4) enter into any other servicing, custodial or other similar agreements, that are consistent with the provisions of this Agreement, and which contain such provisions as are customary in securitizations rated "AAA" (including a securitization involving a REMIC);

            (5) restate the representations and warranties contained in
Article III hereof as of the closing date of such Sale; provided, however, that with respect to the representations and warranties set forth in Section 3.03 (4), (20), (21), (25), (31), and (58), the Seller or Servicer may make such additional qualifications as are reasonably necessary to make such representations and warranties accurate at the time of such restatement;

            (6) provide such opinions of counsel as are customary in such transactions, provided, however, that any opinion of outside counsel shall be provided at Purchaser's expense;

            (7) to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Purchaser or any participant in such Sale, including, without limitation, an Indemnification and Contribution Agreement in substantially the form attached hereto as Exhibit 13; and

            (8) provide Sarbanes-Oxley certification in the form of Exhibit
11.

            In connection with a Securitization Transaction, the Purchaser may be required to engage a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders, at the Purchaser's sole cost and expense. In the event that a master servicer or trustee is requested by the Purchaser to determine the allocation of payments and to make remittances to the certificateholders, the Servicer agrees to service the Mortgage Loans in accordance with the reasonable and customary requirements of such Securitization Transaction, which may include the Servicer's acting as a subservicer in a master servicing arrangement. With respect to the then owners of the Mortgage Loans, the Servicer shall thereafter deal solely with such master servicer or trustee, as the case may be with respect to such Mortgage Loans which are subject to the Securitization Transaction and shall not be required to deal with any other party with respect to such Mortgage Loans. The cost of such Securitization Transaction shall be borne by the Purchaser, other than the Seller's overhead or employees' salaries.

            The Servicer shall indemnify each Indemnified Party and hold each of them harmless from and against any losses, damages, liabilities, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain arising from any false statements or omissions with respect to information provided by or on behalf of the Servicer in connection with any Sale.

            In the event the Purchaser has elected to have the Servicer hold record title to the Mortgages, prior to a Reconstitution Date the Servicer or its designee shall prepare an Assignment of the Mortgage in blank from the Servicer, acceptable to Fannie Mae or Freddie Mac, as applicable, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a Sale and shall pay all preparation and recording costs associated therewith. The Servicer shall execute each Assignment of the Mortgage, track such Assignments of the Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae or Freddie Mac, as applicable, the trustee or such third party, as the case may be, upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all Reconstitution Agreements.

            All Mortgage Loans not sold or transferred pursuant to a Sale shall remain subject to this Agreement.

            With respect to any Mortgage Loans sold in a Securitization Transaction where the Servicer remains as the servicer, the Servicer agrees that on or before March 1st each year following the year such Securitization Transaction occurs, the Servicer shall deliver to the depositor and the trustee, a certification in the form attached as Exhibit 11 hereto, executed by a senior officer of the Servicer in charge of servicing for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. The obligation to provide such certification will terminate to the extent the related securitization trust's obligation to file reports under the Exchange Act terminates. The Servicer shall indemnify and hold harmless the Indemnified Parties from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or the Servicer's material misstatement or omission, bad faith or willful misconduct in connection therewith.

            Notwithstanding any provisions of this Agreement to the contrary, all Mortgage Loans sold or transferred to Fannie Mae or Freddie Mac shall be serviced in accordance with the Fannie Mae Guide or the Freddie Mac Servicing Guide, as applicable, as the same may be amended from time to time. The Servicer further agrees that it will service the related Mortgage Loans in accordance with the terms of any Fannie Mae or Freddie Mac requirements which are in addition to those set forth in the Fannie Mae Guide or the Freddie Mac Servicing Guide. The Servicer acknowledges that the Purchaser may from to time sell or transfer certain of the Mortgage Loans to Fannie Mae and/ or Freddie Mac or deliver certain securities secured by the Mortgage Loans to Fannie Mae or Freddie Mac to be guaranteed. In the event such sale or delivery occurs, the Servicer agrees that it shall deliver to Fannie Mae or Freddie Mac, all reports, certificates, and other documentation required by each such agency and that it shall remit to Fannie Mae or Freddie Mac, as applicable, all amounts required to be remitted in accordance with such agency's guaranty program. The Purchaser and the Servicer agree that any Mortgage Loans sold by the Purchaser to Fannie Mae, will be managed in accordance with the Process Guidelines set forth in Exhibit 12 hereto. The Servicer acknowledges that the requirements of the Process Guidelines are in addition to the Servicer's obligations to service the Loans in accordance with the Fannie Mae Guide and Accepted Servicing Practices.

            Section 3.06 Review of Mortgage Loans. From the related Funding Date until the date 30 days after the related Funding Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Funding Date, with the results of such BPO reviews to be communicated to the Seller for a period up to 30 days after the related Funding Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole determination (i) fails to conform to the PHH Guide, (ii) is not an acceptable credit risk, or (iii) the value which based on the related BPO varies by more than plus or minus 15% from the lesser of (A) the original appraised value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property. In the event the Purchaser so rejects any Mortgage Loan, the Seller shall repurchase the rejected Mortgage Loan at the Repurchase Price in the manner prescribed in Section 3.04 upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan.

Any rejected Mortgage Loan shall be removed from the related Mortgage Loan Schedule. The Seller shall make available all files required by Purchaser in order to complete its review. To the extent that during the course of the Purchaser's initial review, the Purchaser discovers that the Mortgage Loans do not otherwise comport with the terms of the PHH Guide or this Agreement, the Purchaser shall have the right to carry out additional due diligence reviews, which additional due diligence shall be at the expense of the Seller. Purchaser's decision to increase its level of due diligence review or obtain additional BPO's or other property evaluations is at its sole discretion. The additional reviews may be for any reason including but not limited to credit quality, property valuations, and data integrity. Any review performed by the Purchaser prior to the related Funding Date shall not limit the Purchaser's rights or the Seller's obligations under this Section.


                                  ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF THE
                 PURCHASER AND CONDITIONS PRECEDENT TO FUNDING

            Section 4.01 Representations and Warranties.

            The Purchaser represents, warrants and covenants to the Seller that as of each Funding Date or as of such date specifically provided herein:

            (1) Due Organization. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Purchaser by any state having jurisdiction and in any event the Purchaser is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan.

            (2) Due Authority. The Purchaser had the full power and authority and legal right to acquire the Mortgage Loans that it acquired. The Purchaser has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors' rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

            (3) No Conflict. None of the execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Purchaser, the purchase of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

            (4) Ability to Perform. The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (5) No Material Default. The Purchaser is not in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Purchaser is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Purchaser to perform under this Agreement, nor, to the best of the Purchaser's knowledge, has any event occurred which, with notice, lapse of time or both would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement;

            (6) No Change in Business. There has been no change in the business, operations, financial condition, properties or assets of the Purchaser since the date of the Purchaser's financial statements that would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement;

            (7) Litigation Pending. There is no action, suit, proceeding or investigation pending against the Purchaser, which, either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the Purchaser's ability to purchase the Mortgage Loans;

            (8) Broker. The Purchaser has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.

            (9) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, the purchase of the Mortgage Loans from the Seller or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

            (10) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Purchaser;

            (11) Non-Petition Agreement. The Purchaser covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of all rated obligations of Bishop's Gate Residential Mortgage Trust, acquiesce, petition or otherwise, directly or indirectly, invoke or cause Bishop's

Gate Residential Mortgage Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against Bishop's Gate Residential Mortgage Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Bishop's Gate Residential Mortgage Trust. This covenant and agreement shall be binding upon the Purchaser and any assignee or transferee of the Purchaser;

            (12) No Untrue Information. Neither this Agreement nor any statement or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading;

            (13) Non-solicitation. The Purchaser agrees that it shall not solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans; provided that mass advertising or mailings (such as placing advertisements on television, on radio, in magazines or in newspapers or including messages in billing statements) that are not exclusively directed towards the Mortgagors shall not constitute solicitation and shall not violate this covenant;

            (14) Privacy. Purchaser agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any
Mortgagor: (a) such information is and shall be held by Purchaser in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act, as may be amended from time to time;
(b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.ss.313.14(a)(3); and (c) Purchaser is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law; and

            (15) MERS. The Purchaser is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the Purchaser's performance of its obligations under this Agreement with respect to the Mortgage Loans, for as long as such Mortgage Loans are registered with MERS.

            Section 4.02 Conditions Precedent to Closing. Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller under the PHH Guide, and of the Sellers and Purchaser under this Agreement shall be true and correct as of the related Funding Date, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement or under the PHH Guide;

            (b) On or before the each Funding Date, the Seller shall submit to the Purchaser fully executed originals of the following documents:

            (i) this Agreement, in four counterparts;

            (ii) the Custodial Agreement, in four counterparts;

            (iii) an Officers' Certificate, in the form of Exhibit 9 hereto, including all attachments thereto;

            (iv) an Opinion of Counsel to the Seller;

            (v) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any, which states that the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

            (vi) the related Purchase Price and Terms Letter, together with the related Mortgage Loan Schedule;

            (c) The closing documents for the Mortgage Loans to be purchased on each Funding Date shall consist of fully executed originals of the following documents:

            (i) the related Purchase Price and Terms Letter together with the related Mortgage Loan Schedule;

            (ii) this Agreement, as originally executed (subject to amendments), in four counterparts;

            (iii) the Custodial Agreement, as originally executed (subject to amendments), in four counterparts;

            (iv) an Officers' Certificate, in the form of Exhibit 9 hereto, as originally executed (subject to amendments), including all attachments thereto;

            (v) an Opinion of Counsel to the Seller (to the extent requested by the Seller with respect to a specific sale of Mortgage Loans);

            (vi) the related Mortgage Loan Schedule, one copy to be attached to each counterpart of this Agreement, and to each counterpart of the related Custodial Agreement; and

            (vii) an Assignment, Assumption and Recognition Agreement, in the form of Exhibit 2.05 hereto.

            (d) All other terms and conditions of this Agreement and the Purchase Price and Terms Letter shall have been complied with.

            Subject to the foregoing conditions, Purchaser shall pay to Seller on each Funding Date the applicable Purchase Price as provided herein.

                                   ARTICLE V

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

            Section 5.01 PHH Mortgage to Act as Servicer; Servicing Standards; Additional Documents; Consent of the Purchaser. (1) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and REO Property from and after each Funding Date in accordance with the terms and provisions of the Mortgage Loans, applicable law and the terms and provisions of this Agreement for and on behalf of, and in the best interests of, the Purchaser (without taking into account any relationship the Servicer may have with any Mortgagor or other Person, the participation, if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property, or the Servicer's obligation to advance any expenses or incur any costs in the performance of its duties hereunder) in accordance with a standard that is not less than the higher of (a) the same care, skill, prudence and diligence with which it services similar assets held for its own or its Affiliates' account and (b) the same care, skill, prudence and diligence with which it services similar assets for third party institutional investors, in each case giving due consideration to customary and usual standards of practice of prudent institutional mortgage loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans. Subject to the foregoing standards, in connection with such servicing and administration, the Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes; provided that nothing contained herein shall be construed as an express or implied guarantee by the Servicer of the collectibility of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Seller, including with respect to Servicing Fees.

            In the event that any of the Mortgage Loans included on the Mortgage Loan Schedule for a particular Funding Date are Pledged Asset Mortgage Loans, such Pledged Asset Mortgage Loans will be serviced in accordance with Section 5.18 hereof.

            (2) To the extent consistent with Section 5.01(1) and further subject to any express limitations set forth in this Agreement, the Servicer (acting alone or, solely in the circumstances permitted hereunder, acting through a subservicer) shall have full power and authority to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including the power and authority (a) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents (including estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (c) to submit claims to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to the restoration of the applicable Mortgaged Property or otherwise, (e) to bring an action in a court of law, including an unlawful detainer action, to enforce rights of the Purchaser with respect to any Mortgaged Property, (f) to execute and deliver, on behalf of the Purchaser, documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of any Mortgaged Property or any REO Property, and (g) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action not provided for in this Agreement that is materially inconsistent with or materially prejudices the interest of the Purchaser in any Mortgage Loan or under this

Agreement. If reasonably requested by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the REO Properties, including documents relating to the foreclosure, receivership, management, operation, maintenance, repair, leasing, marketing and sale (in foreclosure or otherwise) of any Mortgaged Property or any REO Property. Nothing contained in this Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured basis), and otherwise generally engage in any kind of business or dealings with, any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

            (3) Notwithstanding anything to the contrary contained herein:

            (a) the Servicer acknowledges that the Purchaser will retain title to, and ownership of, the Mortgage Loans and the REO Properties and that the Servicer does not hereby acquire any title to, security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof;

            (b) the Servicer shall not file any lien or any other encumbrance on, exercise any right of setoff against, or attach or assert any claim in or on any Mortgage Loan or REO Property, unless authorized pursuant to a judicial or administrative proceeding or a court order;

            (c) the Servicer shall, in servicing the Mortgage Loans, follow and comply with the servicing guidelines established by Fannie Mae or Freddie Mac, as applicable, provided that the Servicer shall specifically notify the Purchaser in writing and obtain the Purchaser's written consent prior to the Servicer taking any of the following actions: (1) modifying, amending or waiving any of the financial terms of, or making any other material modifications to, a Mortgage Loan, except the Servicer may be permitted to do so in the event of a Specially Serviced Mortgage Loan or, upon the Mortgagor's request, accept a principal prepayment and re-amortize the then remaining principal balance over the then remaining term of the loan (resulting in a lower scheduled monthly payment but no change in the maturity date);
      (2) selling any Specially Serviced Mortgage Loan; (3) making, with respect to any Specially Serviced Mortgage Loan or REO Property, Servicing Advances provided that the Servicer shall not be required to so advise the Purchaser to the extent that each related Servicing Advance as to the related Mortgaged Property or REO Property is in the best interests of the Purchaser or other owner of the Mortgage Loan and that are deemed to be recoverable by the Servicer; (4) forgiving principal or interest on, or permitting to be satisfied at a discount, any Mortgage Loan except in the event of a Specially Serviced Mortgage Loan; (5) accepting substitute or additional collateral, or releasing any collateral, for a Mortgage Loan. If the Purchaser has not approved or rejected in writing any proposed action(s) recommended by the Servicer to be taken hereunder within 5 Business Days of the date such recommendation is made, then the Purchaser shall be deemed to have rejected such recommended action(s) and the Servicer shall not take any such action(s);

            (d) the Servicer shall notify the Purchaser of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof and shall deliver to the Purchaser, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof;

            (e) in accordance with the Fannie Mae Guide and the Freddie Mac Servicing Guide, the Servicer shall be entitled to workout compensation as it relates to repayment plans, loan modifications, short-sales and deed-in lieu of foreclosure as evidenced in Exhibit 5.01;

            (f) the Servicer shall remain primarily liable for the full performance of its obligations hereunder notwithstanding any appointment by the Servicer of a subservicer or subservicers hereunder; and

            (g) the Purchaser may at any time and from time to time, in its sole discretion, terminate the Servicer's servicing obligations hereunder with respect to (1) any REO Property upon 10 Business Days written notice to the Servicer, or (2) any Mortgage Loan that, in accordance with the Purchaser's internal credit classification criteria, has been classified as "doubtful" or a "loss," upon 30 calendar days written notice to the Servicer, and Purchaser shall in each case reimburse Servicer all Monthly Advances and take all necessary steps to assume such servicing. Upon the effectiveness of any such termination of the Servicer's servicing obligations with respect to any such REO Property or Mortgage Loan, the Servicer shall deliver all agreements, documents, and instruments related thereto to the Purchaser, in accordance with applicable law.

            Section 5.02 Collection of Mortgage Loan Payments. Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans, which procedures shall in any event comply with the servicing standards set forth in Section 5.01. Furthermore, the Servicer shall ascertain and estimate annual ground rents, taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgages, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 5.03 Notice of Specially Serviced Mortgage Loans and Foreclosure Sale. (a) The Servicer shall, within five (5) calendar days following each Record Date, deliver to the Purchaser monthly reports substantially in the form of Exhibit 5.03(a) with respect to all Specially Serviced Mortgage Loans. The Servicer shall, within one (1) Business Day following the occurrence of any foreclosure sale with respect to any Mortgaged Property, deliver to the Purchaser a notice of foreclosure sale substantially in the form of Exhibit 5.03(b).

            (b) Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

            Section 5.04 Establishment of Collection Account; Deposits in Collection Account. The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts. Any funds deposited in the Collection Account shall at all times be fully insured to the full extent permitted under applicable law. The creation of any Collection Account shall be evidenced by a certification in the form of Exhibit 5.04-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form of Exhibit 5.04-2 attached hereto, in the case of an account held by a depository other than the Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

            The Servicer shall deposit in the Collection Account, within two Business Days of receipt (or as otherwise required pursuant to this Agreement in the case of clauses (8), (9) and (10) of this Section 5.04) and retain therein the following payments and collections received or made by it subsequent to each Funding Date, or received by it prior to the Funding Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Funding
Date:

            (1) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (2) all payments on account of interest less the Servicing Fee on the Mortgage Loans;

            (3) all Liquidation Proceeds;

            (4) all REO Proceeds;

            (5) all Insurance Proceeds, including amounts required to be deposited pursuant to Sections 5.10 and 5.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Properties or released to the applicable Mortgagors in accordance with the Servicer's normal servicing procedures, the related Mortgages or applicable law;

            (6) all Condemnation Proceeds affecting any Mortgaged Property which are not released to a Mortgagor in accordance with the Servicer's normal servicing procedures, the related Mortgage or applicable law;

            (7) any Monthly Advances in accordance with Section 6.03;

            (8) any amounts required to be deposited by the Servicer pursuant to Section 5.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit to be made from the Servicer's own funds without reimbursement therefor;

            (9) any amounts required to be deposited by the Servicer pursuant to Section 5.16 in connection with any losses on Permitted Investments; and

            (10) any amounts required to be deposited in the Collection Account pursuant to Sections 7.01 or 7.02 or otherwise pursuant to the terms hereof.

            The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of servicing fees, late payment charges and assumption fees, to the extent permitted by Section 7.01, need not be deposited by the Servicer in the Collection Account and shall be retained by the Servicer as additional compensation.

            Section 5.05 Permitted Withdrawals from the Collection Account . The Servicer may, from time to time in accordance with the provisions hereof, withdraw amounts from the Collection Account for the following purposes (without duplication):

            (1) to reimburse itself for unreimbursed Monthly Advances and Servicing Advances that the Servicer has determined to be Non-Recoverable Advances as provided in Section 6.04;

            (2) to make payments to the Purchaser in the amounts, at the times and in the manner provided for in Section 6.01;

            (3) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this Subsection (3) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest with respect to which any such Monthly Advance was made;

            (4) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed Monthly Advances, the Servicer's right to reimburse itself pursuant to this Subsection (4) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where a Seller or the Servicer is required to repurchase (or substitute a Qualified Substitute Mortgage Loan for) a Mortgage Loan pursuant to Sections 2.04, 3.04 and/or 7.02, the Servicer's right to such reimbursement shall be subsequent and subordinate to the payment to the Purchaser of the applicable Repurchase Price (or delivery of a Qualified Substitute Mortgage Loan) and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (5) to pay to itself as additional servicing compensation any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Remittance Date), and any prepayment penalties or premiums relating to any Principal Prepayments; provided that no such amounts shall be payable as servicing compensation to the extent they relate to a Mortgage Loan with respect to which a default, breach, violation, or event of acceleration exists or would exist but for the lapse of time, the giving of notice, or both;

            (6) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 2.04, 3.04 and/or 7.02 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined (except to the extent that such amounts constitute part of the Repurchase Price to be remitted to the Purchaser);

            (7) to remove any amounts deposited into the Collection Account in error; and

            (8) to clear and terminate the Collection Account upon the termination of this Agreement, with any funds contained therein to be distributed in accordance with the terms of this Agreement.

            The Servicer shall keep and maintain a separate, detailed accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section. All funds required to be deposited in the Collection Account shall be held in trust for the Purchaser until withdrawn in accordance with this
Section 5.05.

            Section 5.06 Establishment of Escrow Accounts; Deposits in Escrow. The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. Any funds deposited in the Escrow Accounts shall at all times be fully insured to the full extent permitted under applicable law. The creation of any Escrow Account shall be evidenced by a certification in the form shown on Exhibit 5.06-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form shown on Exhibit 5.06-2 attached hereto, in the case of an account held by a depository other than the Servicer, such depository having been consented to by the Purchaser. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

            The Servicer shall deposit in each Escrow Account within two Business Days of receipt, and retain therein, (i) all Escrow Payments collected on account of the related Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under Sections 5.07 and/or 5.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes, without any right of reimbursement therefor.

            Section 5.07 Permitted Withdrawals From Escrow Accounts. Withdrawals from any Escrow Account may be made by the Servicer only (i) to effect timely payments of ground rents, taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) if permitted by applicable law, for transfer to the

Collection Account in accordance with the terms of this Agreement, (v) for application to the restoration or repair of the Mortgaged Property in accordance with the terms of the related Mortgage Loan, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to reimburse a Mortgagor in connection with the making of the Payoff of the related Mortgage Loan or the termination of all or part of the escrow requirement in connection with the Mortgage Loan, (viii) to remove any amounts deposited into the Escrow Account in error; or (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

            Section 5.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. If a Mortgage does not provide for Escrow Payments, then the Servicer shall require that any such payments be made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments but shall be entitled to reimbursement thereof in accordance with the terms of this Agreement.

            The Servicer shall maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in
Section 3.03(30), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required. Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 75% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80% or until such time, if any, as such insurance is required to be released in accordance with the provisions of applicable law including, but not limited to, the Homeowners Protection Act of 1998. The Servicer shall assure that all premiums due under any Primary Insurance Policy are paid in a timely manner, but, shall be entitled to reimbursement pursuant to the terms of this Agreement for premiums paid by the Servicer on behalf of any Mortgagor who is obligated to pay such premiums but fails to do so. The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the related Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(30). The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, then the Servicer shall obtain, and, except as otherwise provided above, maintain, a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 5.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal in accordance with
Section 5.05.

            Purchaser, in its sole discretion, at any time, may (i) either obtain an additional Primary Insurance Policy on any Mortgage Loan which already has a Primary Insurance Policy in place, or (ii) obtain a Primary Insurance Policy for any Mortgage Loan which does not already have a Primary Insurance Policy in place. Upon the mutual agreement of the Purchaser and the Servicer, such Primary Insurance Policy will be administered by the Servicer in accordance with the terms of this Agreement or any Reconstitution Agreement.

            Section 5.09 Transfer of Accounts. The Servicer may transfer the Collection Account or any Escrow Account to a different depository institution from time to time; provided that (i) no such transfer shall be made unless all certifications or letter agreements required under Section 5.04 or Section 5.06, as applicable, have been executed and delivered by the parties thereto; and (ii) concurrently upon any such transfer, the Servicer shall give written notice thereof to the Purchaser. Notwithstanding anything to the contrary contained herein, the Collection Account and each Escrow Account shall at all times constitute Eligible Accounts.

            Section 5.10 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (1) the Unpaid Principal Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co insurer.

            If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier rated "A" or better in Best's or in accordance with then current Fannie Mae, Freddie Mac, GNMA or VA guidelines, as applicable, in an amount representing coverage not less than the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the outstanding principal balance of the related Mortgage Loan if replacement cost coverage is not available for the type of building insured) or (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended (assuming that the area in which such Mortgaged Property is located is participating in such program). If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the then current Fannie Mae or Freddie Mac guidelines, as applicable, that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

            The Servicer shall also maintain on each REO Property fire, hazard and liability insurance, and to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements which are a part of such property and (b) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

            All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least 30 days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided that the Servicer shall not accept any such insurance policies from insurance companies unless such companies (a) currently reflect (1) a general policyholder's rating of B+ or better and a financial size category of III or better in Best's Key Rating Guide, or (2) a general policyholder's rating of "A" or "A-" or better in Best's Key Rating Guide, and (b) are licensed to do business in the state wherein the related Mortgaged Property is located. Notwithstanding the foregoing, the Servicer may accept a policy underwritten by Lloyd's of London or, if it is the only coverage available, coverage under a state's Fair Access to Insurance Requirement (FAIR) Plan. If a hazard policy becomes in danger of being terminated, or the insurer ceases to have the ratings noted above, the Servicer shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 5.11.

            Pursuant to Section 5.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account within two Business Days of receipt, subject to withdrawal in accordance with
Section 5.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating remittances to the Purchaser, be added to the Unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

            If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the PHH Guide (with respect to any loans originated in connection with PHH Mortgage's non-warrantable condominium program) or the applicable Fannie Mae or Freddie Mac guidelines, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

            It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

            Section 5.11 Maintenance of Mortgage Impairment Insurance Policy. If the Servicer obtains and maintains a blanket policy issued by an issuer that has a Best's Key rating of A+ insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 5.10 and otherwise complies with all other requirements of Section 5.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 5.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section
5.10 and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause; provided that the Servicer shall not be entitled to obtain reimbursement therefor. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 5.12 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae and Freddie Mac on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the "Mortgage Banker's Blanket Bond" and shall protect and insure the Servicer against losses, including losses arising by virtue of any Mortgage Loan not being satisfied in accordance with the procedures set forth in Section 7.02 and/or losses resulting from or arising in connection with forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of or by such Persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guide and by Freddie Mac in the Freddie Mac Servicing Guide. The Servicer shall cause to be delivered to the Purchaser upon request: (i) a certified true copy of the Fidelity Bond and insurance policy; (ii) a written statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser; and (iii) written evidence reasonably satisfactory to the Purchaser that such Fidelity Bond or insurance policy provides that the Purchaser is a beneficiary or loss payee thereunder.

            Section 5.13 Management of REO Properties If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an "REO Property"), the deed or certificate of sale shall be taken in the name of the Purchaser or the Person (which may be the Servicer for the benefit of the Purchaser) designated by the Purchaser, or in the event the Purchaser notifies the Servicer that the Purchaser or such Person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Purchaser from an attorney duly licensed to practice law in the state where the REO Property is located. The Servicer (acting alone or through a subservicer), on behalf of the Purchaser, shall, subject to Section 5.01(3)(c), dispose of any REO Property pursuant to Section 5.14. Unless an appraisal prepared by an MAI Appraiser who is Independent in accordance with the provisions of 12 C.F.R. ss.225.65 shall have been obtained in connection with the acquisition of such REO Property, promptly following any acquisition by the Purchaser (through the Servicer) of an REO Property, the Servicer shall obtain a narrative appraisal thereof (at the expense of the Purchaser) in order to determine the fair market value of such REO Property. The Servicer shall also cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter, and Servicer shall be entitled to be reimbursed for expenses in connection therewith in accordance with this Agreement. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser. The Servicer shall also furnish to the Purchaser the applicable reports required under Section 8.01.

            Notwithstanding anything to the contrary contained herein, if a REMIC election has been or is to be made with respect to the arrangement under which the Mortgage Loans and the REO Properties are held, then the Servicer shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) or any "net income from foreclosure property" within the meaning of Section 860G (c)(2) of the Code (or comparable provisions of any successor or similar legislation).

            The Servicer shall deposit and hold all revenues and funds collected and received in connection with the operation of each REO Property in the Collection Account, and the

Servicer shall account separately for revenues and funds received or expended with respect to each REO Property.

            The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (and, in particular, Section 5.01(3)(c)), to do any and all things in connection with any REO Property as are consistent with the servicing standards set forth in
Section 5.01. In connection therewith, the Servicer shall deposit or cause to be deposited within two (2) Business Day of receipt in the Collection Account all revenues and collections received or collected by it with respect to each REO Property, including all proceeds of any REO Disposition. Subject to
Section 5.15, the Servicer shall withdraw (without duplication) from the Collection Account, but solely from the revenues and collections received or collected by it with respect to a specific REO Property, such funds necessary for the proper operation, management and maintenance of such REO Property, including the following:

            (1) all insurance premiums due and payable in respect of such REO Property;

            (2) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

            (3) all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such REO Property (including the customary and reasonable costs incurred by any "managing agent" retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

            (4) all reasonable costs and expenses of restoration improvements, deferred maintenance and tenant improvements; and

            (5) all other reasonable costs and expenses, including reasonable attorneys' fees, that the Servicer may suffer or incur in connection with its performance of its obligations under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

            To the extent that amounts on deposit in the Collection Account are insufficient for the purposes set forth in clauses (1) through (5) above, the Servicer shall, subject to Section 6.04, advance the amount of funds required to cover the shortfall with respect thereto. The Servicer shall promptly notify the Purchaser in writing of any failure by the Servicer to make a Servicing Advance of the type specified in clauses (1) or (2) above (irrespective of whether such Servicing Advance is claimed to be non-recoverable by the Servicer pursuant to Section 6.04).

            Following the consummation of an REO Disposition, the Servicer shall remit to the Purchaser, in accordance with Section 6.01, any proceeds from such REO Disposition in the Collection Account following the payment of all expenses and Servicing Advances relating to the subject REO Property.

            Section 5.14 Sale of Specially Serviced Mortgage Loans and REO Properties. The Servicer shall offer to sell any REO Property in the manner that is in the best interests of the Purchaser or other owner of the REO, but no later than the time determined by the Servicer to be sufficient to result in the sale of such REO Property on or prior to the time specified in Section 5.15. In accordance with the servicing standards set forth in Section 5.01, the Servicer or designated agent of the Servicer shall solicit bids and offers from Persons for the purchase of any Specially Serviced Mortgage Loan or REO Property.

            The Servicer shall act on behalf of the Purchaser in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. The Servicer shall manage and negotiate terms of sale on Specially Serviced Mortgage Loans or REO Properties with the same care, skill, prudence and diligence with which Servicer manages its own REO Properties. The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in (a) if such sale is an REO Disposition, in the Collection Account in accordance with Section 5.13 and (b) in any other circumstance, the Collection Account in accordance with Section 5.04.

            Section 5.15 Realization Upon Specially Serviced Mortgage Loans and REO Properties. The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which (a) in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 5.01 and (b) such foreclosure or other conversion is otherwise in accordance with Section 5.01. Prior to commencing foreclosure proceedings, the Servicer shall notify the Purchaser in writing of the Servicer's intention to do so. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine that such expenses will be recoverable to it as Servicing Advances either through Liquidation Proceeds or through Insurance Proceeds (in accordance with Section 5.05) or from any other source relating to the Specially Serviced Mortgage Loan. The Servicer shall be required to advance funds for all other costs and expenses incurred by it in any such foreclosure proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated by Section 5.05.

            Upon any Mortgaged Property becoming an REO Property, the Servicer shall promptly notify the Purchaser thereof, specifying the date on which such Mortgaged Property became an REO Property. Pursuant to its efforts to sell such REO Property, the Servicer shall, either itself or through an agent selected by it, protect and conserve such REO Property in accordance with the servicing standards set forth in Section 5.01 and may, subject to Section 5.01(3)(c) and incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, for the period to the sale of such REO Property.

            Notwithstanding anything to the contrary contained herein, the Purchaser shall not, and the Servicer shall not on the Purchaser's behalf, acquire any real property (or personal property incident to such real property) except in connection with a default or a default that is imminent on a Mortgage Loan. If the Purchaser acquires any real property (or personal property incident to such real property) in connection with such a default, then such property shall be disposed of by the Servicer in accordance with this Section and Section 5.14 as soon as possible but in no event later than 3 years after its acquisition by the Servicer on behalf of the Purchaser, unless the Servicer obtains, at the expense of the Purchaser, in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

            Any recommendation of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. If the Servicer determines that the proceeds of such foreclosure would not exceed the costs and expenses of bringing such a proceeding, the Servicer will request the Purchaser to allow Servicer to pursue a Deed in Lieu of Foreclosure or recommend to the Purchaser to perform a charge-off of the remaining principal balance, delinquent interest and any and all fees and/or expenses the Servicer has advanced or incurred through Customary Servicing Procedures. The income earned from the management of any REO Property, net of reimbursement to the Servicer for Servicing Advances, incurred with respect to such REO Property under Section 5.13, shall be applied to the payment of the costs and expenses set forth in Section 5.13(4), with any remaining amounts to be promptly deposited in the Collection Account in accordance with Section 5.13.

            If, in the exercise of its servicing obligations with respect to any Mortgaged Property hereunder, the Servicer deems it is necessary or advisable to obtain an Environmental Assessment, then the Servicer shall so obtain an Environmental Assessment, it being understood that all reasonable costs and expenses incurred by the Servicer in connection with any such Environmental Assessment (including the cost thereof) shall be deemed to be Servicing Advances recoverable by the Servicer pursuant to Section 5.13(4). Upon completion of the inspection, the Seller shall promptly provide a written Environmental Assessment report to the Purchaser. Such Environmental Assessment shall (a) assess whether (1) such Mortgaged Property is in material violation of applicable Environmental Laws or (2) after consultation with an environmental expert, taking the actions necessary to comply with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions, and (b) identify whether (1) any circumstances are present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or re mediation could be required under any federal, state or local law or regulation, or (2) if such circumstances exist, after consultation with an environmental expert, taking such actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. (The conditions described in the immediately preceding clauses (a) and (b) shall be referred to herein as "Environmental Conditions Precedent to Foreclosure.") If any such Environmental Assessment so warrants, the Servicer is hereby authorized to and shall perform such additional environmental testing as it deems necessary and prudent to establish the satisfaction of the foregoing Environmental Conditions Precedent to Foreclosure or to proceed as set forth below (such additional testing thereafter being included in the term "Environmental Assessment").

            If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property, but the Servicer in good faith reasonably believes that it is in the best economic interest of the Purchaser to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions as may be prescribed by applicable law to satisfy such condition or conditions, then the Servicer shall so notify the Purchaser. If, pursuant to Section 5.01(3)(c), the Purchaser has notified the Servicer in writing to proceed against such Mortgaged Property, then the Servicer shall so proceed. The cost of any remedial, corrective or other action contemplated by the preceding sentence in respect of any of the Environmental Conditions Precedent to Foreclosure that is not satisfied shall not be an expense of the Servicer and the Servicer shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with any such action.

            If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property and, in accordance with Section 5.01(3)(c), the Purchaser elects or is deemed to have elected not to proceed against such Mortgaged Property, then the Servicer shall, subject to Section 5.01(3)(c), take such action as it deems to be in the best economic interest of the Purchaser (other than proceeding against the Mortgaged Property or directly or indirectly becoming the owner or operator thereof) as determined in accordance with the servicing standard set forth in Section 5.01 and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

            Prior to the Servicer taking any action with respect to the use, management or disposal of any hazardous materials on any Mortgaged Property, the Servicer shall request the approval of the Purchaser in accordance with
Section 5.01(3)(c) and, if such action is approved by the Purchaser, (a) keep the Purchaser apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

            Section 5.16 Investment of Funds in the Collection Account. The Servicer may direct any depository institution which holds the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest. Any such Permitted Investment shall be made in the name of the Servicer in trust for the benefit of the Purchaser. All such Permitted Investments shall be held to maturity, unless payable on demand. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

            (a) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (b) demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

            All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.05. The Servicer shall, out of its own funds, deposit in the Collection

Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

            Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Purchaser may elect to take such action, or instruct the Servicer to take such action, as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings, at the expense of the Servicer.

            Section 5.17 MERS. In the case of each MERS Mortgage Loan, the Servicer shall, as soon as practicable after the Purchaser's request (but in no event more than 30 days thereafter with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the Funding Date, or 90 days thereafter with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the Funding Date and subsequent to the Funding Date becomes a MERS Mortgage Loan), the Servicer shall take such actions as are necessary to cause the Purchaser to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each of the Purchaser and the Servicer shall maintain in good standing its membership in MERS. In addition, each of the Purchaser and the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended. With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans. The Servicer shall cooperate with the Purchaser and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS system.

            Section 5.18 Pledged Asset Mortgage Loans

            (a)   Representations of Servicer:

                  (1) Servicer hereby represents and warrants to Purchaser that prior to its assignment to Purchaser of the security interest in and to any Pledged Assets set forth in Section 5.18(b) hereof, Servicer had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following Servicer's assignment of the Pledged Asset Agreements and such security interest in and to any Pledged Assets, Purchaser has a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account. Servicer hereby represents and warrants to Purchaser that prior to the related Pledged Asset Servicer's assignment to the Servicer of the security interest in and to any Pledged Assets, the related Pledged Asset Servicer had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following such Pledged Asset Servicer's assignment of the Pledged Asset Agreements and such security interest in and to any Pledged Assets, the Servicer had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

                  (2) Servicer represents and warrants to Purchaser that each Pledged Asset Mortgage Loan is insured under the terms and provisions of a Surety Bond subject to the limitations set forth therein. Servicer covenants that within 2 Business Days after the Funding Date for any purchase of Pledged Asset Mortgage Loans, Servicer will deliver to each Surety Bond Issuer any instrument required to be delivered under the related Surety Bond, executed by the necessary parties, and that all other requirements for transferring coverage under the related Surety Bonds in respect of such Pledged Asset Mortgage Loans to the Purchaser shall be complied with. Servicer shall indemnify each Indemnified Party and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that are related to or arise from the non-payment of Required Surety Payments with respect to the Pledged Asset Mortgage Loans purchased by Purchaser from applicable Seller under this Agreement. The indemnification obligation provided in this subparagraph 2 with respect to each Pledged Asset Mortgage Loan shall expire upon receipt by the related Surety Bond Issuer of the necessary documentation referred to in this paragraph, signed by the appropriate parties thereto.

                  (3) Servicer represents and warrants that the assignment of rights to Purchaser under each Surety Bond, as described herein, will not result in Purchaser assuming any obligations or liabilities of Servicer with respect thereto.

                  (4) Servicer represents and warrants that each Pledged Asset Servicing Agreement and the Pledge Agreements are in full force and effect as of the Funding Date and their provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder. Servicer represents to Purchaser that as of the Funding Date, neither Servicer nor any Pledged Asset Servicer is in default under the related Pledged Asset Servicing Agreement.

            (b)   Assignment of Security Interest.

                  (1) With respect to each Pledged Asset Mortgage Loan sold to Purchaser under this Agreement, the Servicer hereby assigns to the Purchaser its security interest in and to any related Pledged Assets, all of its rights in each related Pledge Agreement, its right to receive amounts due or to become due in respect of any related Pledged Assets and its rights as beneficiary under the related Surety Bond in respect of any Pledged Asset Mortgage Loans.

            (c)   Servicing of Pledged Assets.

                  (1) The parties acknowledge that pursuant to each Pledged Asset Servicing Agreement between Servicer and the related Pledged Asset Servicer, the Securities Accounts and other Pledged Assets in which Purchaser shall (pursuant to the terms of this Agreement) have a security interest, shall continue to be maintained and serviced by such Pledged Asset Servicer. Servicer represents and warrants that the terms of each Pledged Asset Servicing Agreement are not inconsistent with any of the provisions of this Agreement. Subject to Subsection (c)(2) below, the Servicer shall service and administer the Securities Accounts and other Pledged Assets, in accordance with (i) prudent business practices and procedures employed in the industry to administer securities accounts and additional collateral similar to that securing the Pledged Asset Mortgage Loans; (ii) the terms of the related Pledge Agreements; and (iii) the terms of this Agreement. Servicer's obligations under this
      Section 5.18(c) will be subject to the provisions of Section 9.04 hereof.

                  (2) Notwithstanding any other provision of this Agreement to the contrary, except as provided below in this Subsection (c)(2), the Servicer shall have no duty or obligation to service and administer the Pledged Assets, and the Servicer shall not be deemed to be the Pledged Asset Servicer with respect to any Pledged Asset Mortgage Loan, unless and until the related Pledged Asset Servicer's obligations to administer the Pledged Asset as provided in the related Pledged Asset Servicing Agreement have been terminated with respect to such Pledged Asset Mortgage Loans sold hereunder, in which case the Servicer shall be bound to service and administer the related Pledged Assets and the related Surety Bond in accordance with the provisions of this Agreement and the related Pledge Agreements, from the date of such termination. The Servicer shall enforce the obligations of each Pledged Asset Servicer to service and administer the Pledged Assets as provided in the related Pledged Asset Servicing Agreement, and shall take appropriate action thereunder if any Pledged Asset Servicer fails to substantially comply with its obligations to administer the Pledged Assets. Such enforcement, including without limitation, the legal prosecution of claims, termination of the related Pledged Asset Servicing Agreement with respect to the related Pledged Asset Mortgage Loans, and the pursuit of other appropriate remedies, shall be carried out as the Servicer, in its good faith business judgment, would require were it the owner of the related Securities Accounts and other Pledged Assets. Without in any way limiting any other remedies set forth herein, Servicer shall indemnify each Indemnified Party hold it harmless against any and all Losses that arise with respect to Pledged Asset Mortgage Loans purchased by Purchaser from Servicer hereunder, provided that (i) such Losses are caused by the related Pledged Asset Servicer's failure to administer the Pledged Assets as provided in the related Pledged Asset Servicing Agreement and in a manner consistent with the standard set forth in Subsection (c)(1) above, (ii) the indemnification contained in this Subsection (c)(2) will in no event exceed the Original Pledged Asset Requirement for the related Pledged Asset Mortgage Loan, and (iii) such indemnification liability shall be offset to the extent that the Losses are covered by a Required Surety Payment.

                  (3) The related Pledged Asset Servicer shall use its best reasonable efforts to realize upon any related Pledged Assets for such of the Pledged Asset Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the related Pledged

      Asset Servicer shall not obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the related Pledged Asset Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.05 hereof; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Pledged Asset Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Purchaser (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

                  (4) Servicer's obligations to administer the Securities Accounts shall terminate upon termination of the related Pledged Asset Agreement. Purchaser acknowledges coverage under the terms and provisions of the related Surety Bond as to any particular Pledged Asset Mortgage Loan shall terminate upon termination of the related Pledged Asset Agreement; provided, however, that such termination shall not affect claims arising under this Agreement or the related Surety Bond prior to the date of termination of the related Pledged Asset Agreement.

                  (5) The Pledged Asset Servicer with respect to each Pledged Asset Mortgage Loan may, without the consent of the Purchaser, amend or modify a Pledged Asset Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the PHH Guide.

            (d)   Surety Bonds.

                  (1) If a Required Surety Payment is payable pursuant to the related Surety Bond with respect to any Pledged Asset Mortgage Loan, as determined by the Servicer, the related Pledged Asset Servicer shall so notify the related Surety Bond Issuer promptly. The Servicer shall cause the prompt completion of any necessary documentation relating to the related Surety Bond and shall cause the prompt submission of such documentation to the related Surety Bond Issuer as a claim for a required surety. The Purchaser shall execute such documentation if requested by the related Pledged Asset Servicer.

                  (2) In the event that the Servicer receives a Required Surety Payment from a Surety Bond Issuer on behalf of the Purchaser, the Servicer shall deposit such Required Surety Payment in the Collection Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions hereof applicable to Insurance Proceeds.

                  (3) Purchaser will cooperate with Servicer to transfer to Purchaser the coverage of each Surety Bond in respect of the related Pledged Asset Mortgage Loans.

            Section 5.19 Inspections. The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer shall immediately inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage insurer or guarantor. The Servicer shall keep a written report of each such inspection.

            Section 5.20 Transfer of Servicing. On the related Transfer Date, if any, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to, the related Mortgage Loans subject to the servicing transfer or such Transfer Date. On or prior to the related Transfer Date, the Servicer shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

            (1) Notice to Mortgagors. The Servicer shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990, as amended; provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Servicer shall provide the Purchaser with copies of all such related notices no later than the related Transfer Date.

            (2) Notice to Taxing Authorities and Insurance Companies. The Servicer shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser or its designee from and after the related Transfer Date. The Servicer shall provide the Purchaser with copies of all such notices no later than the related Transfer Date.

            (3) Delivery of Servicing Records. The Servicer shall forward to the Purchaser, or its designee, all servicing records and the Mortgage Files in the Servicer's possession relating to each related Mortgage Loan.

            (4) Escrow Payments. The Servicer shall provide to the Purchaser, or its designee, in immediately available funds by wire transfer an amount equal to the balance in the related Escrow Account net of all Escrow Payments, suspense balances, servicing advances and loss draft balances associated with the related Mortgage Loans. The Servicer shall provide the Purchaser with an accounting statement, in electronic format reasonably acceptable to the Purchaser, of Escrow Payments, servicing advances, suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts related to the Mortgage Loans. Additionally, the Servicer shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

            (5) Payoffs and Assumptions. For a period of thirty days after the Transfer Date, the Servicer shall promptly deliver to the Purchaser, or its designee, within a reasonable time period, copies of all assumption and payoff statements generated by the Servicer on the related Mortgage Loans prior to the related Transfer Date.

            (6) Mortgage Payments Received Prior to Transfer Date. Prior to the related Transfer Date all payments received by the Servicer on each related Mortgage Loan shall be properly applied by the Servicer to the account of the each related Mortgagor.

            (7) Mortgage Payments Received after Transfer Date. For a period of sixty days after the Transfer Date any related Monthly Payments received by the Servicer shall be forwarded to the Purchaser by overnight mail on the date of receipt. After the initial sixty day period such payments may be delivered by regular mail or such other method(s) as may be agreed to by the parties. The Servicer shall notify the Purchaser of the particulars of the payments, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser.

            (8) Misapplied Payments. Misapplied payments shall be processed as follows:

            (i) All parties shall cooperate in correcting misapplication errors;

            (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after such Transfer Date shall immediately notify the other party;

            (iii) If a misapplied payment received prior to the related Transfer Date cannot be identified and such misapplied payment has resulted in a shortage in a Collection Account or Escrow Account, the Servicer shall be liable for the amount of such shortage. The Servicer shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

            (iv) If a misapplied payment received prior to the related Transfer Date caused the payment to be incorrectly calculated as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party; and

                  (1) Any check issued under the provisions of this Section 5.20(8) shall be accompanied by a statement indicating the corresponding Servicer, the Mortgage Loan identification number and an explanation of the allocation of any such payments.

            (9) Books and Records. On the related Transfer Date, the books, records and accounts of the Servicer with respect to the related Mortgage Loans shall be delivered in accordance with all applicable Purchaser requirements.

            (10) Reconciliation. The Servicer shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Servicer and the Purchaser as appropriate.

            (11) IRS Forms. The Servicer shall or shall file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed on or before the related Transfer Date in relation to the servicing and ownership of the related Mortgage Loans. The Servicer shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Servicer's failure to comply with this paragraph.

            Section 5.21 Fair Credit Reporting Act. For each Mortgage Loan, the Servicer shall furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files, to Equifax, Experian, and Trans Union Credit Information Company, or their successors, on a monthly basis. The Servicer shall provide evidence of such monthly reporting to the Purchaser upon request.


                                  ARTICLE VI

                        REPORTS; REMITTANCES; ADVANCES

            Section 6.01 Remittances. (1) On each Remittance Date, the Servicer shall remit to the Purchaser (a) all amounts credited to the Collection Account as of the close of business on the last day of the related Due Period (including (1) the amount of any Principal Prepayment, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs except when such Principal Prepayment is received on the last day of the related Due Period in which case interest calculated at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs shall not be remitted, (2) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.13, (3) prior to the occurrence of any Securitization Transaction with respect to the Mortgage Loans, any Foreclosure Profits and (4) after the occurrence of a Securitization Transaction, Foreclosure Profits shall be distributed to the related trustee or as otherwise directed in the related Reconstitution Agreements), net of charges against or withdrawals from the Collection Account in accordance with Section 5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03; provided that the Servicer shall not be required to remit, until the next following Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

            (2) All remittances made to the Purchaser on each Remittance Date will be made to the Purchaser by wire transfer of immediately available funds accordingly to the instructions that will be provided by Purchaser to the Servicer.

            (3) With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to One-month LIBOR (as published in the Wall Street Journal) plus 200 basis points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. Neither the payment by the Servicer nor the acceptance by the Purchaser of any such interest shall be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default.

            Section 6.02 Reporting. On or before the 5th Business Day of each month during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the form of Exhibits 6.02(a) through 6.02(g) attached hereto with respect to the most recently ended Due Period. Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date. Such monthly reports shall be available by the Servicer for the Purchaser on Servicer's secured web site. The Servicer shall provide training, secured access and password(s) to the Purchaser on the operation of the website.

            Utilizing resources reasonably available to the Servicer and to the extent the requested data is contained within the Servicer's electronic systems without incurring any cost except the Servicer's overhead and employees' salaries, the Servicer shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Purchaser with respect to Mortgage Loans or REO Properties (provided, the Purchaser shall have given the Servicer reasonable notice and opportunity to prepare such reports, information or documentation), including any reports, information or documentation reasonably required to comply with any regulations of any governmental agency or body having jurisdiction over the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request. If any of such reports are not customarily prepared by the Servicer or require that the Servicer program data processing systems to create the reports, then the Purchaser shall pay to the Servicer a fee mutually agreed to by the Purchaser and the Servicer taking into account the Servicer's actual time and cost in preparing such reports. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 6.03 Monthly Advances by the Servicer. (1) Not later than the close of business on the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Collection Account an amount equal to all Monthly Payments not previously advanced by the Servicer (with interest adjusted to the Remittance Rate) that were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date. The Servicer may reduce the total amount to be deposited in the Collection Account as required by the foregoing sentence by the amount of funds in the Collection Account which represent Prepaid Monthly Payments; provided, however, that after any Securitization Transaction, the

Servicer or its parent must meet the criteria of the Rating Agencies at the time that the Servicer proposes to use Prepaid Monthly Payments for the making of any Monthly Advances from such funds.

            (2) The Servicer's obligations to make Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan; provided that such obligation shall cease if the Servicer furnishes to the Purchaser an Officers' Certificate evidencing the determination by the Servicer in accordance with Section 6.04 that an advance with respect to such Mortgage Loan would constitute a Non-recoverable Advance.

            (3) On the Business Day prior to the Remittance Date, the Servicer shall deposit into the Collection Account payments on account of Prepayment Interest Shortfall Amount in an aggregate amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfall Amount for the related Remittance Date resulting solely from Principal Prepayments during the related Due Period, and (ii) the total amount of the servicing compensation that would be payable to the Servicer if no Principal Prepayment was made during the Due Period related to such Remittance Date. Such payments shall be deposited into the Collection Account.

            Section 6.04 Non-recoverable Advances. The determination by the Servicer that it has made a Non-recoverable Advance or that any Monthly Advance or Servicing Advance, if made, would constitute a Non-recoverable Advance shall be evidenced by an Officers' Certificate delivered to the Purchaser detailing the reasons for such determination.

            Section 6.05 Itemization of Servicing Advances. The Servicer shall provide the Purchaser with an itemization of all Servicing Advances incurred or made by the Servicer hereunder as the Purchaser may from time to time reasonably request.

            Section 6.06 Officers' Certificate. The Seller shall deliver to the Purchaser an Officers' Certificate in the form attached hereto as Exhibit 9 on the Initial Funding Date and upon Purchaser's reasonable request thereafter.

            Section 6.07 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action, that under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(D) of the
Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any tax on the REMIC.

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                                  ARTICLE VII

                         GENERAL SERVICING PROCEDURES

            Section 7.01 Enforcement of Due-on-Sale Clauses, Assumption Agreements. (1) The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

            (2) If the Servicer is prohibited from enforcing such "due-on-sale" clause, then the Servicer will attempt to enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. (For purposes of this Section 7.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.)

            (3) If the Servicer receives a request for any Mortgage Loan to be assumed, then the Servicer shall inquire into the creditworthiness of the proposed transferee and shall use the same underwriting criteria for approving the credit of the proposed transferee that are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. Where an assumption is allowed, the Servicer, with the prior written consent of the primary mortgage insurer, if any, and subject to the conditions of Section 7.01(3), shall, and is hereby authorized to, enter into a substitution of liability agreement with the Person to whom the Mortgaged Property is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. In no event shall the Note Rate, the amount of the Monthly Payment or the final maturity date be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Purchaser's Mortgage File and shall, for all purposes, be considered a part of such Purchaser's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement shall be retained by the Servicer as additional compensation for servicing the Mortgage Loans.

            If the credit of the proposed transferee does not meet such underwriting criteria, then the Servicer shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

            Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the Purchaser's Mortgage File held by the Purchaser. Upon receipt of such certification and request, the Purchaser shall promptly release the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

            If the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise take such action which results in a reduction of the coverage under the Primary Insurance Policy, if any, then the Servicer shall promptly give written notice thereof to the Purchaser, and, within 10 Business Days following written demand therefor from the Purchaser to the Servicer, the Servicer shall repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser's Account.

            From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the Purchaser's Mortgage File held by the Purchaser to the Servicer. Such servicing receipt shall obligate the Servicer to return the related mortgage documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Purchaser's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Purchaser's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and the Liquidation Proceeds were deposited in the Collection Account, the servicing receipt shall be released by the Purchaser to the Servicer.

            Section 7.03 Servicing Compensation. As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the Mortgage Loans the amount provided for as the Servicing Fee. The Servicing Fee in respect of a Mortgage Loan for a particular month shall become payable only upon the receipt by the Servicer from the Mortgagor of the full Monthly Payment in respect of such Mortgage Loan. Additional servicing compensation in the form of assumption fees, as provided in Section 7.01, late payment charges and other servicer compensation for modifications, short sales as provided in Section 5.01(e), and other shall be retained by the Servicer to the extent not required to be deposited in the Collection Account. In the event that Liquidation Proceeds, Insurance Proceeds and proceeds from any REO Disposition exceeds the Unpaid Principal Balance of such Mortgage Loan plus unpaid interest accrued thereon at a per annum rate equal to the related Remittance Rate, the

Servicer shall be entitled to retain therefrom and pay to itself any Servicing Fee, Monthly Advances and Servicing Advances considered to be accrued but unpaid. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            Section 7.04 Annual Statement as to Compliance. The Servicer shall deliver to the Purchaser on or before March 10, 2006, an Officer's Certificate stating that (1) a review of the activities of the Servicer during the preceding calendar year and if performance under this Agreement has been made under such officer's supervision, and (2) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

            Section 7.05 Annual Independent Certified Public Accountants' Servicing Report or Attestation. On or before March 10, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 7.06 Purchaser's Right to Examine Servicer Records. The Purchaser shall have the right to examine and audit, during business hours or at such other times as are reasonable under applicable circumstances, upon 10 days advance notice any and all of (i) the credit and other loan files relating to the Mortgage Loans or the Mortgagors, (ii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) relating to the servicing of the Mortgage Loans and (iii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) that are relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, to the extent the Seller is required by law or Accepted Servicing Practices to maintain such evidence. The Servicer shall be obligated to make the foregoing information available to the Purchaser at the site where such information is stored; provided that the Purchaser shall be required to pay all reasonable costs and expenses incurred by the Servicer in making such information available. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide, as amended from time to time.

                                 ARTICLE VIII

                    REPORTS TO BE PREPARED BY THE SERVICER

            Section 8.01 The Servicer's Reporting Requirements. Electronic Format. If requested by the Purchaser, the Servicer shall supply any and all information regarding the Mortgage Loans and the REO Properties, including all reports required to be delivered pursuant to Section 5.03, Section 6.02 and this Section 8.01, to the Purchaser in electronic format reasonably acceptable to Purchaser, unless otherwise limited by the servicing system utilized by the Servicer.

            Section 8.02 Financial Statements. The Servicer understands that, in connection with marketing the Mortgage Loans, the Purchaser may make available to any prospective purchaser of the Mortgage Loans the Servicer's audited financial statements for the two fiscal years immediately preceding any Sale of the Mortgage Loans, together with any additional statements required pursuant to the next sentence. During the term hereof, the Servicer will deliver to the Purchaser audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

            The Servicer also agrees to make available upon reasonable notice and during normal business hours to any prospective purchasers of the Mortgage Loans a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer which may affect, in any material respect, the Servicer's ability to comply with its obligations under this Agreement, and to permit any prospective purchasers upon reasonable notice and during normal business hours to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchasers that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.


                                  ARTICLE IX

                                  THE SELLERS

            Section 9.01 Indemnification; Third Party Claims(1) . Each Seller and Servicer shall indemnify and hold harmless the Purchaser and any Successor Servicer and each of their present and former directors, officers, agents, employees, Affiliates and assignees and each Person, if any, that controls the Purchaser or Successor Servicer or such Affiliate within the meaning of either the Securities Act or the Exchange Act (each, an "Indemnified Party"), from and against any costs, damages, expenses (including reasonable attorneys' fees and costs, irrespective of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim), fines, forfeitures, injuries, liabilities or losses ("Losses") suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, settlement or repurchase hereunder), in connection with or relating to the Seller's or Servicer's failure (i) to observe and perform any or all of the Seller's or Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in the Purchase Price and Terms

Agreement or (ii) to comply with all applicable requirements contained in this Agreement or the Purchase Price and Terms Agreement with respect to the servicing of the Mortgage Loan, provided, however, in the case of both of the preceding clauses (i) and (ii), PHH Mortgage shall have no obligation to indemnify an Indemnified Party for a breach by the Trust of the Trust's representations contained in Sections 3.01, 3.03(3) or 3.03(16) hereof. In the event of a breach by the Trust of the Trust's representations in Section 3.01, 3.03(3) or 3.03(16), the Indemnified Party's sole right to indemnification shall be from the Trust. The applicable Seller shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Reconstitution Agreement, any Mortgage Loan and/or any REO Property (and shall promptly notify the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement) (ii) assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including attorneys' fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim. The applicable Seller shall follow any written instructions received from the Purchaser in connection with such claim. Nothing contained herein shall prohibit the Purchaser, at its expense, from retaining its own counsel to assist in any such proceedings or to observe such proceedings; provided that neither Seller shall be obligated to pay or comply with any settlement to which it has not consented. The Seller agrees that it will not enter into any settlement of any such claim without the consent of the Purchaser. In addition to the obligations of the Seller set forth in this Section 9.01, the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The Servicer shall be reimbursed from amounts on deposit in the Collection Account for all amounts advanced by it pursuant to the second preceding sentence except when the claim in any way relates to the Servicer's indemnification pursuant to this Section 9.01.

            Notwithstanding anything to the contrary contained herein, in no event shall a termination of this Agreement or the Servicer hereunder terminate any indemnification obligations of the Servicer or each Seller under this Agreement, which obligations shall survive any such termination.

            Section 9.02 Merger or Consolidation of the Seller. Each Seller will keep in full effect its existence, rights and franchises as a corporation or a Delaware statutory trust, as applicable, under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which a Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of such Seller's assets to such Person) to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, unless otherwise consented to by the Purchaser, the successor or surviving Person, in the case of a merger or consolidation, etc. of the Servicer, shall be an institution qualified to service mortgage loans on behalf of Fannie Mae and Freddie Mac in accordance with the requirements of Section 3.02(1), shall not cause a rating on any security backed by a Mortgage Loan to be downgraded and shall satisfy the requirements of Section 12.01 with respect to the qualifications of a successor to such Seller.

            Section 9.03 Limitation on Liability of the Sellers and Others. Neither the Sellers nor any of the officers, employees or agents of the Sellers shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or pursuant to the express written instructions of the Purchaser, or for errors in judgment made in good faith; provided that this provision shall not protect the Sellers or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith, negligence or any breach in the performance of the obligations and duties hereunder. The Sellers and any officer, employee or agent of the Sellers may rely in good faith on any document of any kind reasonably believed by the Sellers or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            The Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their duties hereunder and which in their opinion may involve them in any expense or liability; provided that the Sellers may in their discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sellers shall be entitled to be reimbursed therefor out of the Collection Account. This indemnity shall survive the termination of this Agreement.

            Section 9.04 Servicer Not to Resign. With respect to the retention by PHH Mortgage of the servicing of the Mortgage Loans and the REO Properties hereunder, PHH Mortgage acknowledges that the Purchaser has acted in reliance upon PHH Mortgage's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Consequently, PHH Mortgage shall not assign the servicing rights retained by it hereunder to any third party nor resign from the obligations and duties hereby imposed on it except
(i) with the approval of the Purchaser, such approval not to be unreasonably withheld, or (ii) 3 Business Days following any determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by PHH Mortgage. Any determination permitting the transfer of the servicing rights or the resignation of PHH Mortgage under Subsection (ii) hereof shall be evidenced by an opinion of counsel to such effect delivered to the Purchaser, which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser.

            Without in any way limiting the generality of this Section 9.04, in the event that the Seller either shall sell or otherwise dispose of all or substantially all of its property or assets (including its rights hereunder), without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party;

provided however, that in the event a sale or merger as described above occurs without notice to the Seller or the Purchaser, the Purchaser agrees that upon its receipt of notice of such sale or merger, it will review fully all information provided by the Purchaser regarding the successor servicer, including information regarding the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, prior to making any determination to terminate this Agreement. In the event that such successor servicer is not acceptable to the Purchaser, the Purchaser shall have the right to terminate in its sole discretion, the successor servicer's rights under this servicing agreement.


                                   ARTICLE X

                                    DEFAULT

            Section 10.01 Events of Default. In case one or more of the following events shall occur and be continuing:

            (1) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 3 Business Days unless such failure to remit is due to a cause beyond the Servicer's control, including an act of God, act of civil, military or governmental authority, fire, epidemic, flood, blizzard, earthquake, riot, war, or sabotage, provided that the Servicer gives the Purchaser notice of such cause promptly and uses its reasonable efforts to correct such failure to remit and does so remit within 2 Business Days following the end of the duration of the cause of such failure to remit;

            (2) any failure on the part of a Seller/Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Seller/Servicer set forth in this Agreement which continues unremedied for a period of 30 days (or, in the case of (i) the annual statement of compliance required under Section 7.04, (ii) the annual independent public accountants' servicing report or attestation required under
Section 7.05, or (iii) the certification required under Section 3.05 in the form of Exhibit 11, five (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable Seller/Servicer by the Purchaser; provided that such 30-day period shall not begin with respect to any failure to cure, repurchase or substitute in accordance with Sections 2.04 and/or 3.04 until the expiration of the cure periods provided for in Sections 2.04 and/or 3.04, as applicable;

            (3) any filing of an Insolvency Proceeding by or on behalf of a Seller/Servicer, any consent by or on behalf of a Seller/Servicer to the filing of an Insolvency Proceeding against it, or any admission by or on behalf of a Seller/Servicer of its inability to pay its debts generally as the same become due, suspension of a Seller/Servicer's payment obligations or cessation of the Servicer's normal business operations for three Business Days (as a result of an occurrence specific to the Servicer);

            (4) any filing of an Insolvency Proceeding against a Seller/Servicer that remains undismissed or unstayed for a period of 60 days after the filing thereof;

            (5) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of a Seller/Servicer;

            (6) any failure or inability of PHH Mortgage to be eligible to service Mortgage Loans for Fannie Mae, or Freddie Mac;

            (7) any sale, transfer, assignment, or other disposition by a Seller/Servicer of all or substantially all of its property or assets to a Person who does not meet the qualifications enumerated or incorporated by reference into Section 9.02, any assignment by a Seller/Servicer of this Agreement or any of a Seller's/Servicer's rights or obligations hereunder except in accordance with Section 9.04, or any action taken or omitted to be taken by a Seller/Servicer in contemplation or in furtherance of any of the foregoing, without the consent of the Purchaser;

            (8) any failure by the Seller to be in compliance with applicable "doing business" or licensing laws of any jurisdiction where Mortgaged Property is located; or

            (9) the failure of the Servicer to maintain a minimum net worth of $25,000,000;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Sellers may, in addition to whatever rights the Purchaser may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Sellers under this Agreement and in and to the Mortgage Loans and the proceeds thereof subject to Section 12.01, without the Purchaser's incurring any penalty or fee of any kind whatsoever in connection therewith; provided that, upon the occurrence of an Event of Default under Subsection (3), (4) or (5) of this Section 10.01, this Agreement and all authority and power of the Sellers hereunder (whether with respect to the Mortgage Loans, the REO Properties or otherwise) shall automatically cease. On or after the receipt by the Sellers of such written notice, all authority and power of the Sellers under this Agreement (whether with respect to the Mortgage Loans or otherwise) shall cease. Notwithstanding the occurrence of an Event of Default, the Sellers or the Servicer, as applicable, shall be entitled to all amounts due to such party and remaining unpaid on such date of termination.

            If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 9.04) of the Servicer hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans, or (ii) the predecessor servicer shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS system to the successor servicer or (y) in causing MERS to designate on the MERS system the successor servicer as the servicer of such Mortgage Loan.

                                  ARTICLE XI

                                  TERMINATION

            Section 11.01 Term and Termination (1) The servicing obligations of the Servicer under this Agreement may be terminated as provided in Section
10.01 hereof.

            (2) In any case other than as provided under Subsection (1) hereof, the respective obligations and responsibilities of the Sellers hereunder shall terminate upon: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (b) the mutual written consent of the Sellers and the Purchaser.

            (3) Upon any termination of this Agreement or the servicing obligations of the Servicer hereunder, then the Servicer shall prepare, execute and deliver all agreements, documents and instruments, including all Servicer Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect such termination, all at the Servicer's sole expense. In any such event, the Servicer agrees to cooperate with the Purchaser in effecting the termination of the Servicer's servicing responsibilities hereunder, including the transfer to the Purchaser or its designee for administration by it of all cash amounts which shall at the time be contained in, or credited by the Servicer to, the Collection Account and/or the Escrow Account or thereafter received with respect to any Mortgage Loan or REO Property.

            (4) Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 91 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property upon 30 days' written notice to the Servicer; provided that, upon termination of the Agreement with respect to such Delinquent Mortgage Loan or REO Property, the Purchaser shall reimburse the Servicer for all outstanding Servicing Advances, Monthly Advances and Servicing Fees.

            Section 11.02 Survival. Notwithstanding anything to the contrary contained herein, the representations and warranties of the parties contained herein and in any certificate or other instrument delivered pursuant hereto, as well as the other covenants hereof (including those set forth in Section 9.01) that, by their terms, require performance after the termination by this Agreement, shall survive the delivery and payment for the Mortgage Loans on each Funding Date as well as the termination of this Agreement and shall inure to the benefit of the parties, their successors and assigns. Sellers further agree that the representations, warranties and covenants made by Sellers herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser's behalf.

                                  ARTICLE XII

                              GENERAL PROVISIONS

            Section 12.01 Successor to the Servicer. Upon the termination of the Servicer's servicing responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, or 11.01, the Purchaser shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, then the Servicer shall continue to discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if applicable) all on the terms and conditions contained herein and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The termination of the Servicer's servicing responsibilities pursuant to any of the aforementioned Sections shall not, among other things, relieve the Servicer of its obligations pursuant to Section 2.04 and/or 7.02, the representations and warranties or other obligations set forth in Sections 2.04, 3.01, 3.02 and 3.03 and the remedies available to the Purchaser under the various provisions of this Agreement. In addition, such termination or resignation shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.02, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.

            The Servicer shall promptly deliver to the successor the funds in the Collection Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liability of the Servicer. The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which could otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor Servicer.

            Section 12.02 Governing Law; Jurisdiction; Consent to Service of Process. This Agreement is to be governed by, and construed in accordance with the internal laws of the State of New York without giving effect to principals of conflicts of laws. The obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws. Each of the Purchaser and the Servicer irrevocably (i) submits to the exclusive jurisdiction of the courts of the state of New York and the federal courts of the United States of America for the Southern District of New York for the purpose of any action or proceeding relating to this agreement;

(ii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum in any action or proceeding in any such court; and (iii) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it as provided for notices hereunder.

            Section 12.03 Notices. Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered, sent by courier with delivery against signature therefor, mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar writing mailed or sent by courier as provided above, to the address set forth below:

            (a)   if to the Purchaser:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas, 27th Floor
                  New York, New York  10020
                  Attention:  Peter Woroniecki - Whole Loan Operations Manager
                  Fax:  212-507-3565
                  Email: peter.woroniecki@morganstanley.com

            with copies to:

                  Jeff Williams
                  Morgan Stanley - Servicing Oversight
                  5002 T-Rex Ave
                  Suite 300
                  Boca Raton, Florida 33431
                  Fax: 561-443-6040
                  Email: jeff.williams@morganstanley.com

                  Scott Samlin
                  Morgan Stanley - RFPG
                  1585 Broadway, 10th Floor
                  New York, New York 10036
                  Fax: 212-761-6352
                  Email: scott.samlin@morganstanley.com

            (b) if to PHH Mortgage:
                  Peter A. Thomas
                  PHH Mortgage Corporation - Vice President, Secondary Marketing 6000 Atrium Way
                  Mt. Laurel, New Jersey  08054
                  Fax: [____________]
                  Email: [______________]

            (b) if to Bishop's Gate Residential Mortgage Trust::
                  c/o PHH Mortgage Corporation, as Administrator
                  Peter A. Thomas
                  PHH Mortgage Corporation - Vice President, Secondary Marketing 6000 Atrium Way
                  Mt. Laurel, New Jersey 08054
                  Fax: [____________]
                  Email: [______________]



            or such other address as may hereafter be furnished to the other party by like notice.

            Section 12.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 12.05 Schedules and Exhibits. The schedules and exhibits that are attached to this Agreement are hereby incorporated herein and made a part hereof by this reference.

            Section 12.06 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (2) any reference in this Agreement to this Agreement or any other agreement, document, or instrument shall be a reference to this Agreement or any other such agreement, document, or instrument as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

            (3) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            (4) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated articles, sections, subsections, paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require;

            (5) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (6) a reference to a "day" shall be a reference to a calendar day;

            (7) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

            (8) the terms "include" and "including" shall mean without limitation by reason of enumeration.

            Section 12.07 Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

            Section 12.08 Captions. All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

            Section 12.09 Counterparts; Effectiveness. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective as of the date first set forth herein upon the due execution and delivery of this Agreement by each of the parties hereto.

            Section 12.10 Entire Agreement; Amendment. This Agreement (including the schedules and exhibits annexed hereto or referred to herein), together with the PHH Guide, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

            Section 12.11 Further Assurances. Each party hereto shall take such additional action as may be reasonably necessary to effectuate this Agreement and the transactions contemplated hereby. The Sellers will promptly and duly execute and deliver to the Purchaser such documents and assurances and take such further action as the Purchaser may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Purchaser.

            Section 12.12 Intention of the Seller. Each Seller intends that the conveyance of such Seller's right, title and interest in and to the Mortgage Loans to the Purchaser shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the applicable Seller intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. Each Seller also intends and agrees that, in such event, (i) the applicable Seller shall be deemed to have granted to the Purchaser and its assigns a first priority security interest in such Seller's entire right, title and interest in and to the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans, all amounts held from time to time in the accounts mentioned pursuant to this Agreement and all reinvestment earnings on such amounts, together with all of the applicable Seller's right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            Section 12.13 Waiver of Trial by Jury. THE SELLER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT.

                                 ARTICLE XIII
                         COMPLIANCE WITH REGULATION AB

            Section 13.01 Intent of the Parties; Reasonableness. The Purchaser, each Seller and the Servicer acknowledges and agrees that the purpose of Article XIII of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller and the Servicer acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

            Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). Each Seller and the Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Sellers and the Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Sellers, the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

            Section 13.02 Additional Representations and Warranties of the Sellers and the Servicer.

            (a) Each Seller and/or the Servicer, as applicable, as to itself, shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Subsection 13.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
      (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by such Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by such Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, the Servicer, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to any Seller, the Servicer, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

            (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Subsection 13.03, each Seller and the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

            Section 13.03 Information to Be Provided by each Seller or the Servicer. In connection with any Securitization Transaction, the Sellers or the Servicer shall (i) within five

Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by any Seller or the Servicer, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

            (a) If so requested by the Purchaser or any Depositor, the Sellers shall provide such information regarding (i) each Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of
      Regulation AB. Such information shall include, at a minimum:

                  (A) the originator's form of organization;

                  (B) a description of the originator's origination program
            and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                  (C) a description of any material legal or governmental
            proceedings pending (or known to be contemplated) against each Seller, each Third-Party Originator and each Subservicer; and

                  (D) a description of any affiliation or relationship between each Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Sellers, by the Purchaser or any Depositor in writing in advance of such Securitization
            Transaction:

                        (1)   the sponsor;
                        (2)   the depositor;
                        (3)   the issuing entity;
                        (4)   any servicer;
                        (5)   any trustee;
                        (6)   any originator;
                        (7)   any significant obligor;

                        (8)   any enhancement or support provider; and
                        (9)   any other material transaction party.

            (b) If so requested by the Purchaser or any Depositor, the Sellers shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Sellers, if any Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared in form and substance reasonably satisfactory to the Purchaser, by each Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Sellers (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

            Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

            If so requested by the Purchaser or any Depositor, each Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to such Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

            (c) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (the Servicer and each Subservicer, for purposes of this paragraph, a "Transaction Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

                  (A) the Transaction Servicer's form of organization;

                  (B) a description of how long the Transaction Servicer has been servicing residential mortgage loans; a general discussion of the Transaction Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Transaction Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Transaction Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Transaction Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                        (1) whether any prior securitizations of mortgage
                  loans of a type similar to the Mortgage Loans involving the Transaction Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                        (2) the extent of outsourcing the Transaction Servicer
                  utilizes;

                        (3) whether there has been previous disclosure of
                  material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Transaction Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                        (4) whether the Transaction Servicer has been
                  terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                        (5) such other information as the Purchaser or any
                  Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                        (C) a description of any material changes during the
                  three-year period immediately preceding the related Securitization Transaction to the Transaction Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                        (D) information regarding the Transaction Servicer's
                  financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Transaction Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

                        (E) information regarding advances made by the
                  Transaction Servicer on the Mortgage Loans and the Transaction Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Transaction Servicer to the effect that the Transaction Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                        (F) a description of the Transaction Servicer's
                  processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                        (G) a description of the Transaction Servicer's
                  processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                        (H) information as to how the Transaction Servicer
                  defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

            (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, each Seller and the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of
      (A) any material litigation or governmental proceedings pending against such Seller or the Servicer, any Subservicer or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between such Seller or the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

            (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any

      Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under
      Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

            (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction.

            Section 13.04 Servicer Compliance Statement. On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            Section 13.05 Report on Assessment of Compliance and Attestation.
(a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

            (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 14 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Subsection 13.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and
      (b) of this Section; and

            (iv) deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 11.

            Each Seller acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            (b) Each assessment of compliance provided by a Subservicer pursuant to Subsection 13.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of
      Exhibit 14 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Subsection 13.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Subsection 13.06.

            Section 13.06 Use of Subservicers and Subcontractors.

            The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicers under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

            (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer with respect to the Mortgage Loans without giving the Purchaser or its designee fifteen (15) calendar days' advance written notice of the effective date of such hiring or utilization of a Subservicer, followed by written confirmation of such hiring or utilization of a Subservicer on the effective date of such engagement and indicating the circumstances surrounding such hiring or utilization. Any notices required by this Subsection 13.06(a) shall be sent via telecopier or certified or registered mail to the addresses set forth below: John P. Cavanagh, Servicer Oversight Group, 5002 T-Rex Avenue, Suite 300, Boca Raton, Florida 33431, Telecopy: 561-544-5603, and emailed to: regab_servicer_notice@morganstanley.com, with a copy to Michael Gambro, Cadwalader, Wickersham & Taft, LLP, One World Financial Center, New York, New York, 10281, Telecopy: 212-504-6666, Email: michael.gambro@cwt.com (or such other address as such Person may otherwise specify to Servicer). The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 13.02, 13.03(c) and (e), 13.04, 13.05 and
      13.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Subsection 13.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Subsection 13.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Subsection 13.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Subsection
      13.05 as and when required to be delivered.

            (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor,
      (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Subsections 13.05 and 13.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Subsection 13.05, in each case as and when required to be delivered.

            Section 13.07 Indemnification; Remedies.

            (a) Each Seller and the Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Article XIII by or on behalf of any Seller or the Servicer, or provided under this Article XIII by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

            (ii) any failure by any Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XIII, including any failure by the Servicer to identify pursuant to Subsection 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (iii) any breach by any Seller or the Servicer of a representation or warranty set forth in Subsection 13.02(a) or in a writing furnished pursuant to Subsection 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by any Seller or the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 13.02(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Section, the Sellers and the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by any Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

            (b) (i) Any failure by any Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XIII, or any breach by any Seller or the Servicer of a representation or warranty set forth in Subsection 13.02(a) or in a writing furnished pursuant to Subsection 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by any Seller or the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 13.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Sellers and the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Sellers and the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Sellers or the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

                  (ii) Any failure by the Servicer, any Subservicer or any
            Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsection 13.04 or 13.05, including (except as provided below) any failure by the Servicer to identify pursuant to Subsection 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

            Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            The Sellers and the Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

            IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.


                                       MORGAN STANLEY MORTGAGE CAPITAL INC.



                                       By: ___________________________________
                                          Name:
                                          Title:


                                       PHH MORTGAGE CORPORATION (formerly
                                          known as CENDANT MORTGAGE
                                          CORPORATION)



                                       By: ___________________________________
                                          Name:
                                          Title:


                                       BISHOP'S GATE RESIDENTIAL MORTGAGE
                                          TRUST (formerly known as CENDANT
                                          RESIDENTIAL MORTGAGE TRUST)


                                       By:PHH Mortgage Corporation, as
                                          Administrator



                                       By: ___________________________________
                                          Name:
                                          Title:

                                  SCHEDULE A

                            MORTGAGE LOAN SCHEDULE

                                 SCHEDULE B-1

                     CONTENTS OF PURCHASER'S MORTGAGE FILE

            With respect to each Mortgage Loan, the Purchaser's Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the applicable Seller or delivered to the Purchaser pursuant to the provisions of the Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement.

            To be Delivered 5 days prior to Funding Date:
            ---------------------------------------------

            1. The original Mortgage Note bearing all intervening endorsements, endorsed, at the direction of the Purchaser either (1) "Pay to the order of "-------," without recourse," or (2) in blank and signed in the name of the applicable Seller by an authorized officer. To the extent that there is no space on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Purchaser is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller], formerly known as [previous name]."

            2. If the Mortgage Loan is not a MERS Mortgage Loan, the original Assignment for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, at the direction of the Purchaser either (1) to "---------" or (2) with assignee's name left blank. The Assignment must be duly recorded only on the direction of the Purchaser. If the Mortgage Loan was acquired by the applicable Seller in a merger, the Assignment must be made by "PHH Mortgage Corporation, successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name or under an assumed name, the Assignment must be by "PHH Mortgage Corporation formerly known as [previous name] or [PHH Mortgage Corporation dba ______________, ] respectively.

            3. With respect to each Additional Collateral Mortgage Loan, a copy of the related Pledge Agreement.

            4. With respect to each Additional Collateral Mortgage Loan, a copy of the UCC-1, to the extent the additional collateral servicer was required to deliver such UCC-1 to the Servicer, and an original form UCC-3, if applicable, to the extent the additional collateral servicer was required to deliver such UCC-3 to the Servicer, together with a copy of the applicable notice of assignment to and acknowledgment by the additional collateral servicer.

            5. With respect to each Cooperative Loan, the original stock certificate and related stock power, in blank, executed by the Mortgagor with such signature guaranteed and original stock power, in blank executed by the Seller provided, that if the Seller


                                     B-1-1
      delivers a certified copy, the Seller shall deliver the original stock certificate and stock powers to the Custodian on or prior to the date which is 120 days after the related Funding Date.

            To be delivered within 120 days after the related Funding Date:
            ---------------------------------------------------------------

            1. The original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the applicable Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Funding Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the applicable Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officers' Certificate of the applicable Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the applicable Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

            2. To the extent applicable, the original of each power of attorney, surety agreement or guaranty agreement with respect to such Mortgage Loan.

            3. Originals of any executed intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Seller to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located.

            4. Originals of all assumption, modification and substitution agreements, if any, or, if the originals of any such assumption, modification and substitution agreements have not yet been returned from the recording office, a copy of such instruments certified by the applicable Seller to be a true copy of the original of such instruments which have been sent for recording in the appropriate jurisdictions in which the Mortgaged Properties are located.

            5. The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company, in each case, including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement.


                                     B-1-2

            6. With respect to each Cooperative Loan, the original Recognition Agreement and the original Assignment of Recognition Agreement.

            7. With respect to each Cooperative Loan, an Estoppel Letter and/or Consent.

            8. With respect to each Cooperative Loan, the Cooperative Lien
      Search.

            9. With respect to each Cooperative Loan, the guaranty of the Mortgage Note and Cooperative Loan, if any.

            10. With respect to each Cooperative Loan, the original of any security agreement or similar document executed in connection with the Cooperative Loan.

            11. With respect to each Cooperative Loan, the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank.

            12. With respect to each Cooperative Loan, the recorded state and county Financing Statements and Financing Statement Changes.

            From time to time, the Sellers shall forward to the Custodian additional original documents pursuant to the Agreement or additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Sellers, in accordance with the Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File."














                                     B-1-3

                           PHH Mortgage Corporation
                  Mortgage File Cover Sheet: Credit Documents
                                (Schedule B-2)

Prepared by:_________________________                     Phone: _____________

Location:  PHH Mortgage Corporation                      Fax: ________________

Borrower Name:    ___________________

Loan Number:      ___________________

______________________________________________________________________________

   General :

      _______     1.    Mortgage File Cover Sheet Checklist - Inside File
      _______     2.    Borrower's Authorization to Obtain Information
                        (Original)
      _______     3.    Fannie Mae 1008(original) or Underwriter's Worksheet
                        (CUW2)

   Applications:

      _______     4.    Final Signed  Typed Loan Application (Form 1003 or
                        personal profile)
      ______      5.    Initial Signed Loan Application (personal profile,
                        handwritten or typed)

   Credit Documentation:

      ______      6.    Credit Report(s), Merged In-file or RMCR) (original
                        or photocopy)
      ______      7.    Borrower's explanations (credit, employment, etc., if
                        applicable)
      _______     8.    VOM(s) or other form of verification(s) on all
                        mortgages (not required on Aus scored loans)
      ______      9.    Separation agreement, divorce decree (if applicable)
      _______     10.   Miscellaneous Credit Documents (if applicable)

   Employment/Income Documentation:

      _______     11.   Copy or Original initial VOE(s); OR
      _______     12.   Paystubs dated with 30 days of closing; OR
      _______     13.   IRS Form  W-2's Original or Copy (for wage earner); OR
      _______     14.   IRS Form 1040's, 1120's, 1065's, etc. (2 years for
                        self-employed);
      _______     15.   Leases (if applicable)
      _______     16.   All documentation required to support Borrower's cash
                        flow for loans Originated.

   Asset Documentation:


                                     B-2-1

      _______     17.   Copy or Original VOD(s) or source of funds to close
                        (if applicable)
      _______     18.   Gift Letter (if applicable) (original)
      _______     19.   Verification of original purchase price, real estate
                        sales contract, or HUD-1 on first mortgage (if applicable)

   Property Documentation:

      _______     20.   Appraisal, including original photos of subject and
                        comps. (original)
      _______     21.   Review Appraisal or second full Appraisal (if
                        required) (original)
      _______     22.   442 Final Inspection
      _______     23.   Copy or Original Contract of Sale
      _______     24.   Miscellaneous













                                     B-2-2

                                  SCHEDULE C

                                   PHH GUIDE

                                 EXHIBIT 2.05

           FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated of _________ __, 200[_], is entered into among [_________________], a ___________________ (the "Assignee"),
[______________________] (the "Assignor"), [PHH Mortgage Corporation] [Bishop's Gate Residential Mortgage Trust] (the "Seller"), with PHH Mortgage Corporation, as the servicer (the "Servicer").

                                   RECITALS


            WHEREAS the Assignor, the Seller and the Servicer have entered into a certain Third Amended and Restated Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of January 1, 2006 (as amended or modified to the date hereof, the "Agreement"), pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Servicer has agreed to service such Mortgage Loans; and


            WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor all of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule");

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1. Assignment and Assumption

            (a) On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor and hereby agrees to the release of the Assignor from any obligations under the Agreement, to the extent of the Specified Mortgage Loans, from the date hereof, and the Seller hereby acknowledges such assignment, assumption and release.

            (b) On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's ownership interest in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

            2. Recognition of Purchaser

            From and after the date hereof, both the Assignee and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records


                                  Exh. 2.05-1
and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Assignee and the Assignor that (a) the Assignee fully enjoy all of the rights and benefits enjoyed by the Assignor under the Agreement as if the Assignee were a party thereto and (b) the Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

            3. Representations and Warranties

            (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Agreement or this Assignment.

            (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

            (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            4. Continuing Effect

            Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

            5. Governing Law

            This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

            6. Notices

            Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignee as follows:
[_____________________], or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.


                                  Exh. 2.05-2

            7. Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            8. Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                  [Assignment continues with signature page]














                                  Exh. 2.05-3

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.


                                       ASSIGNOR:

                                          [__________________]



                                       By: ___________________________________
                                          Name:
                                          Title:


                                       SELLER:


                                       [PHH MORTGAGE CORPORATION]
                                       [BISHOP'S GATE RESIDENTIAL
                                           MORTGAGE TRUST]



                                       By: ___________________________________
                                          Name:
                                          Title:


                                       ASSIGNEE:



                                       By: ___________________________________
                                          Name:
                                          Title:


                                       SERVICER:


                                       PHH MORTGAGE CORPORATION



                                       By: ___________________________________
                                          Name:
                                          Title:


                                  Exh. 2.05-4

                                 EXHIBIT 5.01

                             WORKOUT COMPENSATION










                                  Exh. 5.01-1

                                EXHIBIT 5.03(a)

          REPORT P4DL ? NOTICE FOR SPECIALLY SERVICED MORTGAGE LOANS










                                Exh. 5.03(a)-1

                                EXHIBIT 5.03(b)

                         FORM OF NOTICE OF FORECLOSURE










                                Exh. 5.03(b)-1

                                EXHIBIT 5.04-1

                   FORM OF COLLECTION ACCOUNT CERTIFICATION










                                 Exh. 5.04-1-1

                                EXHIBIT 5.04-2

                  FORM OF COLLECTION ACCOUNT LETTER AGREEMENT










                                 Exh. 5.04-2-1

                                EXHIBIT 5.06-1

                     FORM OF ESCROW ACCOUNT CERTIFICATION










                                 Exh. 5.06-1-1

                                EXHIBIT 5.06-2

                    FORM OF ESCROW ACCOUNT LETTER AGREEMENT










                                 Exh. 5.06-2-1

                                EXHIBIT 6.02(a)

             REPORT P-139 - MONTHLY STATEMENT OF MORTGAGE ACCOUNTS










                                Exh. 6.01(a)-1

                                EXHIBIT 6.02(b)

                   REPORT S-50Y - PRIVATE POOL DETAIL REPORT










                                Exh. 6.02(b)-1

                                EXHIBIT 6.02(c)

         REPORT S-213 - SUMMARY OF CURTAILMENTS MADE REMITTANCE REPORT










                                Exh. 6.02(c)-1

                                EXHIBIT 6.02(d)

           REPORT S-214 - SUMMARY OF PAID IN FULL REMITTANCE REPORT










                                Exh. 6.02(d)-1

                                EXHIBIT 6.02(e)

               REPORT S-215 - CONSOLIDATION OF REMITTANCE REPORT










                                Exh. 6.02(e)-1

                                EXHIBIT 6.02(f)

                   REPORT T-62C - MONTHLY ACCOUNTING REPORT










                                Exh. 6.02(f)-1

                                EXHIBIT 6.02(g)

                       REPORT T-62E - LIQUIDATION REPORT










                                Exh. 6.02(g)-1

                                 EXHIBIT 8.01

                       REPORT P-195 - DELINQUENCY REPORT










                                  Exh. 8.01-1

                                   EXHIBIT 9

                         FORM OF OFFICER'S CERTIFICATE










                                   Exh. 9-1

                                  EXHIBIT 10

                         FORM OF WARRANTY BILL OF SALE

            On this _______ day of ________, 200__, [PHH Mortgage Corporation] [Bishop's Gate Residential Mortgage Trust] ("Seller") as the Seller under that certain Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006 (the "Agreement") does hereby sell, transfer, assign, set over and convey to [______________] as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.01 of the Agreement, the Seller has delivered to the Purchaser or its custodian the Legal Documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Mortgage File required to be retained by PHH Mortgage Corporation ("PHH Mortgage") to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by PHH Mortgage for the benefit of the Purchaser as the owner thereof. PHH Mortgage's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by PHH Mortgage shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of PHH Mortgage shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by PHH Mortgage at the will of the Purchaser in such custodial capacity only.

            The Seller confirms to the Purchaser that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement are true and correct as of the date hereof, and that all statements made in the Sellers' Officer's Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.









                                   Exh. 10-1

                                       [PHH MORTGAGE CORPORATION]
                                       [BISHOP'S GATE RESIDENTIAL
                                           MORTGAGE TRUST]


                                       (Seller)



                                       By: ___________________________________
                                          Name:
                                          Title:

                                  EXHIBIT 11

                     FORM OF SARBANES-OXLEY CERTIFICATION

      Re:   The [  ] agreement dated as of [  ], 200[ ] (the
            "Agreement"), among [IDENTIFY PARTIES]

            I, ________________________________, the _______________________
of [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

            5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the


                                   Exh. 11-1

      [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                       Date: _________________________________



                                       By: ___________________________________
                                          Name:
                                          Title:
















                                   Exh. 11-2

                                  EXHIBIT 12

                              PROCESS GUIDELINES

I.    Contract

            The Purchaser must provide the Company with an Assignment & Assumption Agreement or similar notice with respect to a transfer to Fannie Mae no less than five (5) Business Days prior to the last Business Day of the month of transfer. Such document will confirm that the Mortgage Loans will be serviced in accordance with the Fannie Mae Guide. Such document must also confirm that Mortgage Loans were sold to Fannie Mae under the special servicing option.

II.   Requirements for Fannie Mae sales

      A. The Servicing Fee less the Fannie Mae guaranty fee (the "Net Servicing Fee") under the Fannie Mae sale must be equal to or greater than the current Servicing Fee being paid to the Servicer by the Purchaser. Should the Net Servicing Fee exceed the current Servicing Fee, any excess will be retained by the Servicer.

      B. Preparation and recording of any Assignments of Mortgage with respect to the Mortgage Loans, other than as required by the underlying Purchase, Sale & Servicing Agreement, will be the responsibility of the Purchaser.

      C. Information required to transfer the loans into Fannie Mae must be received no less than five (5) Business Days prior to the last Business Day of the transaction month.

      D. Information regarding the transfer of the loans must be in an Excel file format with the following data fields:

            (i) servicer number; (ii) PHH Mortgage loan number; (iii) balance sold to Fannie Mae; (iv) Pass-through rate; (v) interest rate;
            (vi) interest rate net of the servicing fee rate and guarantee fee rate; (vii) Fannie Mae loan number; (viii) contract or pool number; (ix) if the transaction is an "actual/actual" sale - contract number; and (x) if the transaction is an "actual/actual" sale - date of first payment to Fannie Mae.

      E. Balances must be verified with the Servicer before any Mortgage Loan is sold to Fannie Mae.

      F. The servicer number used to deliver any Mortgage Loan to Fannie Mae must be approved by the Servicer before such Mortgage Loan is sold. The Servicer will assess a $500 correction penalty for each pool sold under a different seller/servicer number than what was provided.


                                   Exh. 12-1

      G. Final purchase advices and/or the 2006 forms must be received by the Servicer prior to the last Business Day of the transaction month.

      H. Purchaser must provide name and contact information of individual authorized to discuss the sale terms. Investor name and broker names need to be provided to the Servicer.

III.  Fees

            Should the Purchaser sell loans to Fannie Mae or Freddie Mac (standard, not REMIC), an additional setup fee may be charged. The Servicer will establish one investor number on each of the Servicer's related Alltel clients for the those Mortgage Loans sold by Purchaser to Fannie Mae.

IV.   Process Guidelines

      A. Monthly reporting to the Purchaser on the status of loans will be limited to existing Alltel delinquency and trial balance reports. Reports will be as of each month-end and will be provided to the Purchaser no later than the twenty (20) days following the related month-end. The Purchaser will provide contact information for monthly reporting, repurchase funding and claim settlement processes.

      B. For any Mortgage Loans required to be repurchased by the Purchaser from Fannie Mae due to mortgagor credit defaults (rather than administrative, legal or documentation issues), the Servicer will notify the Purchaser of the total amount due to Fannie Mae for the Mortgage Loan to be repurchased no later than the 3rd Business Day prior to the end of the month of repurchase. The Purchaser will remit same amount, plus a $100 repurchase processing fee to the Servicer no later than the last Business Day of the repurchase month. A late remittance penalty of prime + 2% will be assessed from the date such remittance was due through the date such remittance was actually made.

      C.    Wiring instructions for repurchases by the Purchaser:

                  [                  ]
                  Account Number: [                  ]
                  Account Name: [                  ]
                  ATTN:  [                  ], Fannie Mae
                  Telephone:  [                  ]

      D. An additional investor number will be established for Mortgage Loans repurchased by the Purchaser. Such investor number will be actual/actual remittance with month-end cutoff. Reports and remittances will be due on the tenth calendar day of each month.


                                   Exh. 12-2

                                  EXHIBIT 13

              FORM OF INDEMNIFICATION AND CONTRIBUTION AGREEMENT

            This INDEMNIFICATION AND CONTRIBUTION AGREEMENT ("Agreement"), dated as of [_______], 200_, among [________________] (the "Depositor"), a
[______________] corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc., a New York corporation ("Morgan") and [_____________], a [_______________] (the "Seller").

                             W I T N E S S E T H:
                             - - - - - - - - - -


            WHEREAS, the Depositor is acting as depositor and registrant with respect to the Prospectus, dated [________________], and the Prospectus Supplement to the Prospectus, [________________] (the "Prospectus
Supplement"), relating to [________________] Certificates (the
"Certificates") to be issued pursuant to a Pooling and Servicing Agreement, dated as of [________________] (the "P&S"), among the Depositor, as depositor, [________________], as servicer (the "Servicer"), and [________________], as trustee (the "Trustee");


            WHEREAS, as an inducement to the Depositor to enter into the P&S, and [____________________] (the "Underwriter[s]") to enter into the Underwriting Agreement, dated [____________________] (the "Underwriting Agreement"), between the Depositor and the Underwriter[s], and [_______________] (the "Initial Purchaser[s]") to enter into the Certificate Purchase Agreement, dated [____________] (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser[s], Seller has agreed to provide for indemnification and contribution on the terms and conditions hereinafter set forth;


            WHEREAS, Morgan purchased from Seller certain of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") pursuant to a Third Amended and Restated Flow Purchase, Sale and Servicing Agreement, dated as of [DATE] (the "Sale and Servicing Agreement"), by and between Morgan and Seller; and


            WHEREAS, pursuant to Subsection 3.05 of the Sale and Servicing Agreement, the Seller has agreed to indemnify the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] and their respective affiliates, present and former directors, officers, employees and agents.


            NOW THEREFORE, in consideration of the agreements contained herein, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Depositor, Morgan and the Seller agree as follows:

            1.    Indemnification and Contribution.

            (a) The Seller agrees to indemnify and hold harmless the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] and their respective affiliates and their respective present and former directors, officers, employees and agents and each person, if any, who


                                   Exh. 13-1
controls the Depositor, Morgan, the Underwriter[s] , the Initial Purchaser[s] or such affiliate within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Offering Circular, the ABS Informational and Computational Materials or in the Free Writing Prospectus or any omission or alleged omission to state in the Prospectus Supplement, the Offering Circular, the ABS Informational and Computational Materials or in the Free Writing Prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any such untrue statement or omission or alleged untrue statement or alleged omission made in any amendment of or supplement to the Prospectus Supplement, the Offering Circular, the ABS Informational and Computational Materials or the Free Writing Prospectus and agrees to reimburse the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or such affiliates and each such officer, director, employee, agent and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Seller shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Seller Information. The foregoing indemnity agreement is in addition to any liability which Seller may otherwise have to the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] their affiliates or any such director, officer, employee, agent or controlling person of the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or their respective affiliates.

            As used herein:

            "Seller Information" means any information relating to Seller, the Mortgage Loans and/or the underwriting guidelines relating to the Mortgage Loans set forth in the Prospectus Supplement, the Offering Circular, the ABS Informational and Computational Materials or the Free Writing Prospectus [and static pool information regarding mortgage loans originated or acquired by the Seller [and included in the Prospectus Supplement, the Offering Circular, the ABS Informational and Computational Materials or the Free Writing Prospectus] [incorporated by reference from the website located at ______________].

            "Free Writing Prospectus" means any written communication that constitutes a "free writing prospectus," as defined in Rule 405 under the 1933 Act.

            "ABS Informational and Computational Material" means any written communication as defined in Item 1101(a) of Regulation AB under the 1933 Act and the 1934 Act, as amended from time to time.

            "Offering Circular" means the offering circular, dated [__________] relating to the private offering of the [_______________] Certificates.


                                   Exh. 13-2

            (b)   Promptly after receipt by any indemnified party under this
Section 1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 1 except to the extent it has been materially prejudiced by such failure; and provided, further, however, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 1.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except as provided in the following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 1 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is necessary or appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties.

            Each indemnified party, as a condition of the indemnity agreements contained in this Section 1, shall cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and


                                   Exh. 13-3
expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

            (a) If the indemnification provided for in this Section 1 is unavailable to an indemnified party, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, respectively, in connection with the statements or omissions that result in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified party and indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations.

            (b)   The indemnity and contribution agreements contained in this
Section 1 and the representations and warranties set forth in Section 2 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s], their respective affiliates, directors, officers, employees or agents or any person controlling the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or any such affiliate, and (iii) acceptance of and payment for any of the Offered Certificates or Private Certificates.

            2. Representations and Warranties. Seller represents and warrants that:

          (i) Seller is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, and has full power and authority to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of Seller;

         (ii) Seller is not required to obtain the consent of any other person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

        (iii) the execution, delivery and performance of this Agreement by Seller will not violate any provision of any existing law or regulation or any order decree of any court applicable to Seller or any provision of the charter or bylaws of Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Seller is a party or by which it may be bound;


                                   Exh. 13-4

         (iv) (a) no proceeding of or before any court, tribunal or governmental body is currently pending or, (b) to the knowledge of Seller, threatened against Seller or any of its properties or with respect to this Agreement or the Offered Certificates, in either case, which would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of Seller;

          (v) Seller has full power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated hereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of each of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, by the availability of equitable remedies, and by limitations of public policy under applicable securities law as to rights of indemnity and contribution thereunder; and

         (vi) this Agreement has been duly executed and delivered by Seller.

            3. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Seller, will be mailed, delivered or faxed or emailed and confirmed by mail [______________________]; if sent to Morgan, will be mailed, delivered or faxed or emailed and confirmed by mail to Morgan Stanley Mortgage Capital Inc., 1221 Broadway, New York, New York 10019,
Attention: Peter Woroniecki - Whole Loans Operations Manager, Fax: [_______],
Email: peter.woroniecki@morganstanley.com, with copies to (i) Michelle Wilke, Morgan Stanley - Legal Counsel, Securities, Morgan Stanley, 1585 Broadway, 38th Floor, New York, New York 10020, Fax [_____], Email: michelle.wilke@morganstanley.com, and (ii) Steven Shapiro, Morgan Stanley - SPG Finance, Morgan Stanley, 1585 Broadway, 10th Floor, New York, New York 10036, Fax [_____],Email: steven.shapiro@morganstanley.com; if to the Depositor, will be mailed, delivered or telegraphed and confirmed to [____________________]; or if to the Underwriter[s], will be mailed, delivered or telegraphed and confirmed to [_____________________]; or if to the Initial Purchaser[s], will be mailed, delivered or telegraphed and confirmed to [_____________________].

            4. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. Capitalized terms used but not defined herein shall have the meanings provided in the P&S.


                           [SIGNATURE PAGE FOLLOWS]



                                   Exh. 13-5

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, this __th day of [_____________].


                                       [DEPOSITOR]



                                       By: __________________________________
                                          Name:
                                          Title:


                                       MORGAN STANLEY MORTGAGE CAPITAL INC.



                                       By: ___________________________________
                                          Name:
                                          Title:


                                       [SELLER]



                                       By: ___________________________________
                                          Name:
                                          Title:
















                                   Exh. 13-6


                                                     EXHIBIT 14

                           SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by [the SELLER] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------------------------------------------------

                                                                                                Applicable
                                            Servicing Criteria                              Servicing Criteria
-------------------------------------------------------------------------------------------------------------------

    Reference                                    Criteria
-------------------------------------------------------------------------------------------------------------------

                                     General Servicing Considerations
-------------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)                 Policies and procedures are instituted to
                              monitor any performance or other triggers and
                              events of default in accordance with the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(1)(ii)                If any material servicing activities are
                              outsourced to third parties, policies and
                              procedures are instituted to monitor the third
                              party's performance and compliance with such
                              servicing activities.
-------------------------------------------------------------------------------------------------------------------

1122(d)(1)(iii)               Any requirements in the transaction
                              agreements to maintain a back-up servicer for
                              the mortgage loans are maintained.
-------------------------------------------------------------------------------------------------------------------

1122(d)(1)(iv)                A fidelity bond and errors and omissions policy
                              is in effect on the party participating in the
                              servicing function throughout the reporting
                              period in the amount of coverage required by and
                              otherwise in accordance with the terms of the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

                                    Cash Collection and Administration
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(i)                 Payments on mortgage loans are deposited into
                              the appropriate custodial bank accounts and
                              related bank clearing accounts no more than two
                              business days following receipt, or such other
                              number of days specified in the transaction
                              agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(ii)                Disbursements made via wire transfer on behalf
                              of an obligor or to an investor are made only by
                              authorized personnel.
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iii)               Advances of funds or guarantees regarding
                              collections, cash flows or distributions, and
                              any interest or other fees charged for such
                              advances, are made, reviewed and approved as
                              specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------


                                                      Exh. 14-1


-------------------------------------------------------------------------------------------------------------------

                                                                                                Applicable
                                            Servicing Criteria                              Servicing Criteria
-------------------------------------------------------------------------------------------------------------------

    Reference                                    Criteria
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)                The related accounts for the transaction, such
                              as cash reserve accounts or accounts established
                              as a form of overcollateralization, are
                              separately maintained (e.g., with respect to
                              commingling of cash) as set forth in the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(v)                 Each custodial account is maintained at a
                              federally insured depository institution as set
                              forth in the transaction agreements. For
                              purposes of this criterion, "federally insured
                              depository institution" with respect to a
                              foreign financial institution means a foreign
                              financial institution that meets the
                              requirements of Rule 13k-1(b)(1) of the
                              Securities Exchange Act.
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(vi)                Unissued checks are safeguarded so as to prevent
                              unauthorized access.
-------------------------------------------------------------------------------------------------------------------

1122(d)(2)(vii)               Reconciliations are prepared on a monthly basis
                              for all asset-backed securities related bank
                              accounts, including custodial accounts and
                              related bank clearing accounts. These
                              reconciliations are (A) mathematically accurate;
                              (B) prepared within 30 calendar days after the
                              bank statement cutoff date, or such other number
                              of days specified in the transaction agreements;
                              (C) reviewed and approved by someone other than
                              the person who prepared the reconciliation; and
                              (D) contain explanations for reconciling items.
                              These reconciling items are resolved within 90
                              calendar days of their original identification,
                              or such other number of days specified in the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

                                    Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------------------------

1122(d)(3)(i)                 Reports to investors, including those to be
                              filed with the Commission, are maintained in
                              accordance with the transaction agreements and
                              applicable Commission requirements.
                              Specifically, such reports (A) are prepared in
                              accordance with timeframes and other terms set
                              forth in the transaction agreements; (B) provide
                              information calculated in accordance with the
                              terms specified in the transaction agreements;
                              (C) are filed with the Commission as required by
                              its rules and regulations; and (D) agree with
                              investors' or the trustee's records as to the
                              total unpaid principal balance and number of
                              mortgage loans serviced by the Servicer.
-------------------------------------------------------------------------------------------------------------------



                                                      Exh. 14-2


-------------------------------------------------------------------------------------------------------------------

                                                                                                Applicable
                                            Servicing Criteria                              Servicing Criteria
-------------------------------------------------------------------------------------------------------------------

    Reference                                    Criteria
-------------------------------------------------------------------------------------------------------------------

1122(d)(3)(ii)                Amounts due to investors are allocated and
                              remitted in accordance with timeframes,
                              distribution priority and other terms set forth
                              in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iii)               Disbursements made to an investor are posted
                              within two business days to the Servicer's
                              investor records, or such other number of days
                              specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iv)                Amounts remitted to investors per the
                              investor reports agree with cancelled checks,
                              or other form of payment, or custodial bank
                              statements.
-------------------------------------------------------------------------------------------------------------------

                                        Pool Asset Administration
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(i)                 Collateral or security on mortgage loans is
                              maintained as required by the transaction
                              agreements or related mortgage loan documents.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ii)                Mortgage loan and related documents are
                              safeguarded as required by the transaction
                              agreements
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iii)               Any additions, removals or substitutions to the
                              asset pool are made, reviewed and approved in
                              accordance with any conditions or requirements
                              in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iv)                Payments on mortgage loans, including any
                              payoffs, made in accordance with the related
                              mortgage loan documents are posted to the
                              Servicer's obligor records maintained no more
                              than two business days after receipt, or such
                              other number of days specified in the
                              transaction agreements, and allocated to
                              principal, interest or other items (e.g.,
                              escrow) in accordance with the related mortgage
                              loan documents.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(v)                 The Servicer's records regarding the mortgage
                              loans agree with the Servicer's records with
                              respect to an obligor's unpaid principal
                              balance.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vi)                Changes with respect to the terms or status of
                              an obligor's mortgage loans (e.g., loan
                              modifications or re-agings) are made, reviewed
                              and approved by authorized personnel in
                              accordance with the transaction agreements and
                              related pool asset documents.
-------------------------------------------------------------------------------------------------------------------



                                                      Exh. 14-3


-------------------------------------------------------------------------------------------------------------------

                                                                                                Applicable
                                            Servicing Criteria                              Servicing Criteria
-------------------------------------------------------------------------------------------------------------------

    Reference                                    Criteria
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vii)               Loss mitigation or recovery actions (e.g.,
                              forbearance plans, modifications and deeds in
                              lieu of foreclosure, foreclosures and
                              repossessions, as applicable) are initiated,
                              conducted and concluded in accordance with the
                              timeframes or other requirements established by
                              the transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(viii)              Records documenting collection efforts are
                              maintained during the period a mortgage loan is
                              delinquent in accordance with the transaction
                              agreements. Such records are maintained on at
                              least a monthly basis, or such other period
                              specified in the transaction agreements, and
                              describe the entity's activities in monitoring
                              delinquent mortgage loans including, for
                              example, phone calls, letters and payment
                              rescheduling plans in cases where delinquency is
                              deemed temporary (e.g., illness or
                              unemployment).
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ix)                Adjustments to interest rates or rates of return
                              for mortgage loans with variable rates are
                              computed based on the related mortgage loan
                              documents.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(x)                 Regarding any funds held in trust for an obligor
                              (such as escrow accounts): (A) such funds are
                              analyzed, in accordance with the obligor's
                              mortgage loan documents, on at least an annual
                              basis, or such other period specified in the
                              transaction agreements; (B) interest on such
                              funds is paid, or credited, to obligors in
                              accordance with applicable mortgage loan
                              documents and state laws; and (C) such funds are
                              returned to the obligor within 30 calendar days
                              of full repayment of the related mortgage loans,
                              or such other number of days specified in the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xi)                Payments made on behalf of an obligor (such as
                              tax or insurance payments) are made on or before
                              the related penalty or expiration dates, as
                              indicated on the appropriate bills or notices
                              for such payments, provided that such support
                              has been received by the servicer at least 30
                              calendar days prior to these dates, or such
                              other number of days specified in the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xii)               Any late payment penalties in connection with
                              any payment to be made on behalf of an obligor
                              are paid from the servicer's funds and not
                              charged to the obligor, unless the late payment
                              was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------------------------



                                                      Exh. 14-4


-------------------------------------------------------------------------------------------------------------------

                                                                                                Applicable
                                            Servicing Criteria                              Servicing Criteria
-------------------------------------------------------------------------------------------------------------------

    Reference                                    Criteria
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiii)              Disbursements made on behalf of an obligor are
                              posted within two business days to the obligor's
                              records maintained by the servicer, or such
                              other number of days specified in the
                              transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiv)               Delinquencies, charge-offs and uncollectible
                              accounts are recognized and recorded in
                              accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)                Any external enhancement or other support,
                              identified in Item 1114(a)(1) through (3) or
                              Item 1115 of Regulation AB, is maintained as set
                              forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------




                                       [NAME OF SELLER] [NAME OF
                                          SUBSERVICER]



                                       Date: _________________________________



                                       By: ___________________________________
                                          Name:
                                          Title:






                                                      Exh. 14-5